As filed with the Securities and Exchange Commission on December 22, 2017

1933 Act Registration No. 333-200933

1940 Act Registration No. 811-23013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 94	☒
and/or REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 97	☒
(Check appropriate box or boxes)

GOLDMAN SACHS ETF TRUST

(Exact Name of Registrant as Specified in Charter)

200 West Street

New York, New York 10282

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 902-1000

CAROLINE KRAUS, ESQ.

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

(Name and Address of Agent for Service)

Copies to:

STEPHEN H. BIER, ESQ.

ALLISON M. FUMAI, ESQ.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on December 29, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Shares of the Goldman Sachs Access High Yield Corporate Bond ETF and Goldman Sachs Access Investment Grade Corporate Bond ETF.

Prospectus

GOLDMAN SACHS ETF TRUST

December 29, 2017

⬛	Goldman Sachs Access High Yield Corporate Bond ETF

∎	NYSE Arca: GHYB
⬛	Goldman Sachs Access Investment Grade Corporate Bond ETF

∎	NYSE Arca: GIGB

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

Goldman Sachs Access High Yield Corporate Bond ETF—Summary

Ticker: GHYB            Stock Exchange: NYSE Arca

Investment Objective

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Citi Goldman Sachs High Yield Corporate Bond Index (the “Index”).

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment)

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.34%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.34%

[1]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.

Expense Example

This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$35	$109

Portfolio Turnover

The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. Because the Fund had not commenced operations as of August 31, 2017, there is no portfolio turnover information quoted for the Fund.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Index is a rules-based index that is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars (“USD”) that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” As of October 31, 2017, there were 673 constituents in the Index and the Index had a weighted average maturity of 5.81 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE” or the “Index Provider”), and is based on the Citi US High-Yield Market Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituent securities of the Reference Index. The Reference Index includes high yield corporate bonds issued by companies domiciled in the United States or Canada that have a minimum of one year to maturity and are rated BB+ by Standard & Poor’s Ratings Services (“S&P”) and Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) or below. Only constituents of the Reference Index that have a minimum of $400 million outstanding, a minimum issuer size of $1 billion, a maximum final maturity of 15 years and are rated at least CCC+ by S&P or Caa1 by Moody’s are included in the Universe.

Step 2

In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, debt service and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

The Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituent securities on the basis of the fundamental factors (as described above).

The Investment Adviser uses a representative sampling strategy to manage the Fund. “Representative sampling” is an indexing strategy in which the Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of the Index. The securities selected for investment by the Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Calculation Methodology Risk.  The Index relies on various sources of information to assess the criteria of issuers included in the Index (or the Reference Index), including information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Call/Prepayment Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Extension Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

Financial Services Industry Group Risk.  An adverse development in the financial services industry group, including U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities, may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this industry group.

Companies in the financial services industry group may be particularly susceptible to certain economic factors such as interest rate changes, fiscal, regulatory and monetary policy and general economic cycles.

Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Index Risk.  The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble, and the Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index.

Industrial Industry Group Risk.  Industrial companies can be impacted by supply and demand for their specific product or service and for industrial industry group products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities may affect the performance of these companies.

Industry Concentration Risk.  In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Risk.  Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca, Inc. (“NYSE Arca”) and may, therefore, have a material upward or downward effect on the market price of the Shares.

Liquidity Risk.  The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Market Trading Risk.  The NAV of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly, in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Sampling Risk.  The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to a security in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Seed Investor Risk.  GSAM and/or its affiliates expect to make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from assets of GSAM and/or such affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.

Tracking Error Risk.  Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. In addition, the Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in the Index. These risks may be greater given the Fund’s investment in non-investment grade securities with more volatility in price and liquidity. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended (the “Investment Company Act”), to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, or as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.

Utilities Industry Group Risk.  Securities in the utilities industry group can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.

Valuation Risk.  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

Performance

As the Fund had not operated for a full calendar year as of the date of the Prospectus, there is no performance information quoted for the Fund. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Joshua Kruk, Managing Director; and Jason Singer, Managing Director, have managed the Fund since inception.

Buying and Selling Fund Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed and traded on NYSE Arca. Shares trade at market prices rather than NAV, therefore Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

For important tax information, please see “Tax Information” on page 10 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 10 of the Prospectus.

Goldman Sachs Access Investment Grade Corporate Bond ETF—Summary

Ticker: GIGB             Stock Exchange: NYSE Arca

Investment Objective

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Citi Goldman Sachs Investment Grade Corporate Bond Index (the “Index”).

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.14%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.14%

[1]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$14	$45

Portfolio Turnover

The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s turnover rate for the period since the commencement of operations on June 6, 2017 through the period ended August 31, 2017 was less than 0.5% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Index is a rules-based index that is designed to measure the performance of investment grade, corporate bonds denominated in U.S. dollars (“USD”) that meet certain liquidity and fundamental screening criteria. As of October 31, 2017, there were 1,948 constituents in the Index and the Index had a weighted average maturity of 10.59 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE” or the “Index Provider”), and is based on the Citi US Broad Investment Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituent securities of the Reference Index. The Reference Index includes investment grade corporate bonds that have a minimum of one year to maturity and are rated at least BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”). Only corporate bond constituents of the Reference Index that have a minimum of $750 million outstanding and a minimum issuer size of $2 billion are included in the Universe.

Step 2

In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, operating margin and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group, screening out lowest ranking eligible securities.

The Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituent securities on the basis of the fundamental factors (as described above).

The Investment Adviser uses a representative sampling strategy to manage the Fund. “Representative sampling” is an indexing strategy in which the Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of the Index. The securities selected for investment by the Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Calculation Methodology Risk.  The Index relies on various sources of information to assess the criteria of issuers included in the Index (or the Reference Index), including information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Call/Prepayment Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”).

Extension Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

Financial Services Industry Group Risk.  An adverse development in the financial services industry group, including U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities, may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this industry group. Companies in the financial services industry group may be particularly susceptible to certain economic factors such as interest rate changes, fiscal, regulatory and monetary policy and general economic cycles.

Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Index Risk.  The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble, and the Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index.

Industrial Industry Group Risk.  Industrial companies can be impacted by supply and demand for their specific product or service and for industrial industry group products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities may affect the performance of these companies.

Industry Concentration Risk.  In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Large Shareholder Risk.  Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca, Inc. (“NYSE Arca”) and may, therefore, have a material upward or downward effect on the market price of the Shares.

Liquidity Risk.  The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Market Trading Risk.  The NAV of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Sampling Risk.  The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to a security in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Seed Investor Risk.  GSAM and/or its affiliates expect to make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from assets of GSAM and/or such affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.

Tracking Error Risk.  Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. In addition, the Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in the Index. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended (the “Investment Company Act”), to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, or as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.

Utilities Industry Group Risk. Securities in the utilities industry group can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.

Valuation Risk.  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

Performance

As the Fund had not operated for a full calendar year as of the date of the Prospectus, there is no performance information quoted for the Fund. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Joshua Kruk, Managing Director; and Jason Singer, Managing Director, have managed the Fund since inception.

Buying and Selling Fund Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed and traded on NYSE Arca. Shares trade at market prices rather than NAV, therefore Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

For important tax information, please see “Tax Information” on page 10 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 10 of the Prospectus.

Goldman Sachs Access High Yield Corporate Bond ETF and Goldman Sachs Access Investment Grade Corporate Bond ETF – Additional Summary Information

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), GSAM or other related companies may pay the intermediary for the sale of Fund Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVE

Each Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of its Index. A Fund’s investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Goldman Sachs Access High Yield Corporate Bond ETF

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its assets in securities included in its underlying index.

The Fund seeks to track the investment results of the Citi Goldman Sachs High Yield Corporate Bond Index, a rules-based index that is designed to measure the performance of high yield corporate bonds denominated in USD that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” As of October 31, 2017, there were 673 constituents in the Index and the Index had a weighted average maturity of 5.81 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC, and is based on the Reference Index using concepts developed with GSAM.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, the Index Provider defines the Universe by applying specified criteria to the constituent securities of the Reference Index. The Reference Index includes high yield corporate bonds issued by companies domiciled in the United States or Canada that have a minimum of one year to maturity and are rated BB+ by S&P and Ba1 by Moody’s or below. Only constituents of the Reference Index that have a minimum of $400 million outstanding, a minimum issuer size of $1 billion, a maximum final maturity of 15 years and are rated at least CCC+ by S&P or Caa1 by Moody’s are included in the Universe.

Step 2

In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials (for example, banks and insurance), industrials (for example, manufacturing, energy and services) and utilities (for example, telecom and electricity). Within each industry group, issuers are measured by two fundamental factors, debt service and leverage. Debt service is measured by debt to earnings before interest, taxes, amortization and depreciation (“Debt to EBITDA”), while leverage is measured by debt to enterprise value (“Debt to EV”). The Index Provider ranks each issuer based on the two fundamental factors, negatively by debt service and leverage, accounting for market capitalization. The percentile rankings with respect to each fundamental factor are combined to calculate each issuer’s composite rank. The bottom 15% of the issuers from the composite rank are excluded from the Index. For those issuers in the Universe where neither fundamental factor is available, bonds are included at market value weight.

Goldman Sachs Access Investment Grade Corporate Bond ETF

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its assets in securities included in its underlying index.

The Fund seeks to track the investment results of the Citi Goldman Sachs Investment Grade Corporate Bond Index, a rules-based index that is designed to measure the performance of investment grade, corporate bonds denominated in USD that meet certain liquidity and fundamental screening criteria. As of October 31, 2017, there were 1,948 constituents in the Index and the Index had a weighted average maturity of 10.59 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC, and is based on the Reference Index using concepts developed with GSAM.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, the Index Provider defines the Universe by applying specified criteria to the constituent securities of the Reference Index. The Reference Index includes investment grade corporate bonds that have a minimum of one year to maturity and are rated at least BBB- by S&P or Baa3 by Moody’s. Only corporate bond constituents of the Reference Index that have a minimum of $750 million outstanding and a minimum issuer size of $2 billion are included in the Universe.

Step 2

In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials (for example, banks and insurance), industrials (for example, manufacturing, energy and services) and utilities (for example, telecom and electricity). Within each industry group, issuers are measured by two fundamental factors, operating margin and leverage. Operating margin is measured by earnings before interest and taxes margin (“EBIT Margin”), while leverage is measured by debt to enterprise value (“Debt to EV”). The Index Provider ranks each issuer based on the two fundamental factors, positively by change in EBIT Margin and negatively by change in Debt to EV, accounting for market capitalization. The percentile rankings with respect to each fundamental factor are combined to calculate each issuer’s composite rank. The bottom 10% of the issuers from the composite rank are excluded from the Index.

All Funds

Each Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituent securities on the basis of the fundamental factors (as described above).

The Investment Adviser uses a representative sampling strategy to manage each Fund. “Representative sampling” is an indexing strategy in which a Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of its Index. The securities selected for investment by a Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of its Index. A Fund may or may not hold all of the securities in its Index.

Each Fund may also invest up to 20% of its assets in securities and other instruments not included in its Index but which the Investment Adviser believes are correlated to its Index, as well as in, among other instruments, futures (including index futures), swaps, other derivatives, investment companies (including exchange-traded funds (“ETFs”)), cash and cash equivalents and money market instruments, consistent with each Fund’s overall investment objective of seeking to provide investment results that closely correspond, before fees and expenses, to the performance of its Index.

Each Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of its Index represent certain sectors or industries may change over time.

OTHER INVESTMENT PRACTICES AND SECURITIES

Although each Fund’s principal investment strategy is described in the Fund’s Summary—Principal Investment Strategies section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The Funds may be subject to additional limitations on their investments not shown here. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports (when available). For more information about these and other investment practices and securities, see Appendix A. On each business day, before commencement of trading in Fund Shares on NYSE Arca, each Fund will disclose on its website (http://www.gsamfunds.com) the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the Fund’s calculation of NAV at the end of the business day. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

INVESTMENT MANAGEMENT APPROACH

10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes)
•	No specific percentage limitation on usage;
limited only by the objective and strategies of the Fund. The Fund may only invest up to 20% of its assets in securities and other instruments not included in its underlying index.

	Access High Yield Corporate Bond ETF	Access Investment Grade Corporate Bond ETF
Investment Practices

Borrowings	33 1⁄3	33 1⁄3

Custodial Receipts and Trust Certificates	•	•

Derivatives, including futures, options and swaps	•	•

Illiquid Investments*	15	15

Investment Company Securities (including ETFs)**	10	10

Repurchase Agreements	•	•

Reverse Repurchase Agreements (for investment purposes)	•	•

*	Illiquid investments are any investments which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which a Fund values the instrument.
**	This percentage limitation does not apply to a Fund’s investments in other investment companies where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.

•	No specific percentage limitation on usage; limited only by the objective and strategies of the Fund

	Access High Yield Corporate Bond ETF	Access Investment Grade Corporate Bond ETF
Investment Securities

Bank Obligations		•

Corporate Debt Obligations	•	•

Fixed Income Securities	•	•

Floating and Variable Rate Obligations	•	•

Non-Investment Grade Fixed Income Securities	•

U.S. Government Securities	•	•

Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in each Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of each Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Funds, which may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective. Investments in a Fund involve substantial risks which prospective investors should consider carefully before investing.

✓	Principal Risk
•	Additional Risk

	Access High Yield Corporate Bond ETF	Access Investment Grade Corporate Bond ETF

Absence of Active Market Risk	•	•

Authorized Participant Concentration Risk	•	•

Calculation Methodology Risk	✓	✓

Call/Prepayment Risk	✓	✓

Credit/Default Risk	✓	✓

Derivatives Risk	•	•

Extension Risk	✓	✓

Financial Services Industry Group Risk	✓	✓

Floating and Variable Rate Obligations Risk	•	•

Foreign Risk	✓	✓

Geographic Risk	•	•

Index Risk	✓	✓

Industrial Industry Group Risk	✓	✓

Industry Concentration Risk	✓	✓

Interest Rate Risk	✓	✓

Large Shareholder Risk	✓	✓

Liquidity Risk	✓	✓

Market Risk	✓	✓

Market Trading Risk	✓	✓

Non-Investment Grade Fixed Income Securities Risk	✓

Sampling Risk	✓	✓

Secondary Listing Risk	•	•

Seed Investor Risk	✓	✓

Tracking Error Risk	✓	✓

Trading Issues Risk	•	•

U.S. Government Securities Risk	•	•

Utilities Industry Group Risk	✓	✓

Valuation Risk	✓	✓

⬛	Absence of Active Market Risk—There can be no assurance that active trading markets for the Shares will develop or be maintained by market makers or authorized participants, and there are no obligations of market makers to make a market in a Fund’s Shares or of authorized participants to submit purchase or redemption orders for Creation Units. ALPS Distributors, Inc., the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Although market makers will generally take advantage of differences between the NAV and the trading price of Fund Shares through arbitrage opportunities, there is no guarantee that they will do so. Decisions by market makers or authorized participants to reduce their role or “step away” from market making or creation/redemption activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and a Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intraday bid/ask spreads for Shares.

⬛	Authorized Participant Concentration Risk—Only an authorized participant may engage in creation or redemption transactions directly with a Fund, and a Fund may have a limited number of financial institutions that act as authorized participants. None of those authorized participants is obligated to engage in creation and/or redemption transactions. To the extent that those authorized participants exit the business or are unable to or choose not to process creation and/or redemption orders, and no other authorized participant is able to step forward to create and redeem Shares, there may be a significantly diminished trading market for Shares. As a result, Shares may trade at a discount (or premium) to NAV and possibly face trading halts and/or de-listing.

⬛	Calculation Methodology Risk—Each Index relies on various sources of information to assess the criteria of issuers included in the Index (or the Reference Index), including information that may be based on assumptions and estimates. Neither the Funds, the Investment Adviser nor the Index Provider can offer assurances that an Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

⬛	Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

⬛	Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by a Fund may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of a Fund’s portfolio securities or instruments may deteriorate after purchase, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are more pronounced in connection with the Goldman Sachs Access High Yield Corporate Bond ETF’s investments in non-investment grade fixed income securities.

⬛	Derivatives Risk—A Fund’s use of derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions.

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.

Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which a Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A.

Derivatives Regulatory Risk.  In December 2015, the SEC proposed new regulations relating to a registered fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect such Fund’s performance and ability to pursue its investment objectives. Certain aspects of the tax treatment of derivative instruments may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of a Fund’s taxable income or gains and distributions. There can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment result.

⬛	Extension Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and such Fund will also suffer from the inability to reinvest in higher yielding securities.

RISKS OF THE FUNDS

⬛	Financial Services Industry Group Risk—An adverse development in the financial services industry group, including U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities, may affect the value of a Fund’s investments more than if the Fund were not invested to such a degree in this industry group. Companies in the financial services industry group may be particularly susceptible to certain economic factors such as interest rate changes, fiscal, regulatory and monetary policy and general economic cycles. For example, deteriorating economic and business conditions can disproportionately impact companies in the financial services industry group due to increased defaults on payments by borrowers. Moreover, political and regulatory changes can affect the operations and financial results of companies in the financial services industry group, potentially imposing additional costs and expenses or restricting the types of business activities of these companies.

⬛	Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly; quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”). Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and a Fund may not benefit from increasing interest rates for a significant amount of time.

⬛	Foreign Risk—When a Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation, less public information, less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls (including repatriation restrictions), sanctions, foreign taxes, confiscations, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. A Fund will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

⬛	Geographic Risk—If the Funds focus their investments in securities of issuers located in a particular country or region, the Funds may be subjected, to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

⬛	Index Risk—A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser nor the Index Provider can guarantee the accuracy, availability or timeliness of the production of the Index.

⬛

Industrial Industry Group Risk—Industrial companies can be impacted by supply and demand for their specific product or service and for industrial industry group products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities may affect the performance of these companies.

⬛	Industry Concentration Risk—In following its methodology, an Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that its Index concentrates in the securities of issuers in a particular industry or sector, a Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If its Index is not concentrated in a particular industry or sector, a Fund will not concentrate in a particular industry or sector.

⬛	Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund.

⬛	Large Shareholder Risk—Certain large shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in a Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect a Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force a Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

⬛	Liquidity Risk—A Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect a Fund’s value.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than a Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

⬛	Market Risk—The value of the securities in which a Fund invests may go up or down in response to the prospects of governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

⬛

Market Trading Risk—The NAV of a Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly, in response to a Fund’s NAV, the intraday value of a Fund’s holdings and supply and demand for Shares. Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The

RISKS OF THE FUNDS

Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time. While the creation/redemption feature is designed to make it more likely that a Fund’s Shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances, perception of unreliability of disclosed NAV, and other factors. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spread and/or the closing price of Shares as compared to NAV. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell Shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling Shares of a Fund. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s underlying portfolio holdings.

An investor that buys or sells Shares through a broker will likely incur a brokerage commission or other charge imposed by the broker. In addition, the market price of Shares, like other exchange-traded securities, includes a “bid-ask spread” (the difference between the price at which investors are willing to buy Shares and the price at which investors are willing to sell Shares). The bid-ask spread will vary over time based on a Fund’s trading volume and market liquidity and may increase as a result of a decrease in a Fund’s trading volume, the spread of a Fund’s underlying securities, or market liquidity. The bid-ask spread may increase significantly in times of market disruption, meaning that Shares may trade at a discount to a Fund’s NAV and that discount is likely to be greatest during significant market volatility.

Shares of a Fund, like other publicly-traded securities, may be sold short. Shares are therefore subject to the risk of price decreases and increased volatility associated with being sold short.

⬛	Non-Investment Grade Fixed Income Securities Risk—The Goldman Sachs Access High Yield Corporate Bond ETF will invest in non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) that are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

⬛	Sampling Risk—A Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its Index. As a result, an adverse development respecting a security held by a Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to a security in an Index that is not held by a Fund could cause the Fund to underperform its Index. To the extent the assets in a Fund are smaller, these risks will be greater.

⬛	Secondary Listing Risk—Each Fund’s Shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that a Fund’s Shares will continue to trade on any such stock exchange or in any market or that the Fund’s Shares will continue to meet the requirements for listing or trading on any exchange or in any market. A Fund’s Shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

⬛	Seed Investor Risk—GSAM and/or its affiliates expect to make payments to one or more investors that contribute seed capital to a Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from assets of GSAM and/or such affiliates (and not the Funds). Seed investors may contribute all or a majority of the assets in a Fund. There is a risk that such seed investors may redeem their investments in a Fund. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Funds.

⬛

Tracking Error Risk—Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. The frequency at which its Index is rebalanced may result in higher trading costs for a Fund and, as a result, greater tracking error. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of its Index as would be the case if the Fund purchased all of the securities in its Index in the proportions in which they are represented in the Index. With respect to the Goldman Sachs Access High Yield Corporate Bond ETF, these risks may be greater given the Fund’s investment in non-investment grade securities with more volatility in price and liquidity. To the extent that a Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. Because an Index, unlike the applicable Fund, is not required to comply with requirements of the Investment Company Act, a Fund may be required to deviate its investments from the component securities of its Index in order to comply with the Investment Company Act. In addition, a Fund may be required to deviate its investments from the securities and relative weightings of its respective Index to comply with the Investment Company Act, to meet the issuer diversification requirements of the Code applicable to regulated investment companies, or as a result of market restrictions or other legal reasons. A Fund’s investments may vary from the securities of its respective Index due to the Fund’s inability to invest in certain securities as a result of legal and compliance restrictions applicable to the Fund and/or the Investment Adviser and regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates. For tax efficiency purposes, a Fund may sell certain securities to realize losses, which will result in a deviation from its Index.

⬛	Trading Issues Risk—Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. If a trading halt occurs, a shareholder may be unable to purchase or sell Shares. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

⬛	U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities (as defined below) issued by those agencies, instrumentalities, and sponsored enterprises, including those issued by Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”).

⬛	Utilities Industry Group Risk—Securities in the utilities industry group can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.

⬛	Valuation Risk—The sale price a Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Goldman Sachs Access High Yield Corporate Bond ETF does not price its Shares, the value of foreign securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. Each Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Tax Advantaged Product Structure

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of each Fund, like shares of certain other ETFs, have been designed to be redeemed principally in-kind in Creation Units. These in-kind redemption arrangements are designed to mitigate adverse effects on a Fund’s portfolio that could arise from frequent redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the applicable Fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed.

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P.	Access High Yield Corporate Bond ETF
200 West Street	Access Investment Grade Corporate Bond ETF
New York, NY 10282

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of September 30, 2017, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.25 trillion.

The Investment Adviser is responsible for the day-to-day management of the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCMs”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates with respect to managing certain portfolio securities. In addition, the Investment Adviser has access to proprietary tools developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds, to the extent such services are not required to be performed by others pursuant to the fund administration and accounting agreement, the custodian agreement, the transfer agency agreement, distribution agreement or such other agreements with service providers to the Funds that the Board has approved:

⬛	Supervises non-advisory operations of the Funds, including oversight of vendors hired by the Funds, oversight of Fund liquidity and risk management, oversight of regulatory inquiries and requests with respect to the Funds made to the Investment Adviser, valuation and accounting oversight and oversight of ongoing compliance with federal and state securities laws, tax regulations, and other applicable law
⬛	Provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds
⬛	Arranges for: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities
⬛	Maintains the records of each Fund
⬛	Provides office space and necessary office equipment and services for the Investment Adviser
⬛	Markets the Funds

An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

GSAM may manage other funds, accounts, additional pooled vehicles and/or separate accounts that have similar investment strategies to those of the Funds. These funds, pooled vehicles or accounts may perform differently than a Fund despite their similar strategies. Because the pooled vehicles may not be registered under the Investment Company Act, they are subject to fewer regulatory restraints than the Funds (e.g., fewer trading constraints) and may employ strategies that are not subject to the same constraints as the Funds.

SERVICE PROVIDERS

GSAM and/or its affiliates expect to make payments to one or more investors that contribute seed capital to a Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from assets of GSAM and/or such affiliates (and not the Funds). Seed investors may contribute all or a majority of the assets in a Fund. There is a risk that such seed investors may redeem their investments in a Fund. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Funds.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold Shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem or sell at any time some or all of the Shares acquired for their own accounts.

MANAGEMENT FEE AND OTHER EXPENSES

Pursuant to a Fund’s Management Agreement, as compensation for its services to the Fund, the Investment Adviser is entitled to a management fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of the Fund’s average daily net assets). Under the Management Agreement for each Fund, the Investment Adviser is responsible for substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses.

Fund	Fee as a Percentage of Average Daily Net Assets
Access High Yield Corporate Bond ETF	0.34%
Access Investment Grade Corporate Bond ETF	0.14%

The Investment Adviser may waive a portion of its management fee from time to time, and may discontinue or modify any such waiver in the future, consistent with the terms of any fee waiver arrangements in place.

A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement for the Access High Yield Corporate Bond ETF will be available in the Fund’s semi-annual report dated February 28, 2018. A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement for the Access Investment Grade Corporate Bond ETF is available in the Fund’s annual report dated August 31, 2017.

FUND MANAGERS

The individuals jointly and primarily responsible for the day-to-day management of the Funds are listed below. The Funds’ portfolio managers’ individual responsibilities may differ and may include, among other things, oversight and maintenance of allocations to index securities, selecting the composition of creation and redemption baskets, general oversight of the implementation processes and management of each Fund’s portfolio.

Name and Title	Primarily Responsible Since	Five Year Employment History
Joshua Kruk Managing Director	2017	Mr. Kruk joined GSAM as a Managing Director in conjunction with part of GSAM’s acquisition of Dwight Asset Management Company, LLC, where he was head of Portfolio Construction and Risk Management. Mr. Kruk is responsible for the Fixed Income ETF Portfolio Management within the Global Fixed Income Team. From 2003 to 2008, Mr. Kruk was a structured product portfolio manager specializing in the residential mortgage sector and before that he held roles as a quantitative analyst and an assistant client portfolio manager.
Jason Singer Managing Director	2017	Mr. Singer is a Managing Director and senior portfolio manager in the Global Fixed Income team. He is also responsible for global oversight of the Fixed Income ETF business. Previously, he was head of International Portfolio Management within the Global Liquidity Management team based in London. Mr. Singer joined GSAM in 1999, where he covered fixed-income pricing, mortgage analytics and hedge fund financing.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Funds, see the SAI.

DISTRIBUTOR

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the exclusive distributor of Creation Units of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Funds. Shares of the Funds are offered and sold on a continuous basis by the Distributor, acting as agent. The Distributor does not maintain a secondary market in the Funds’ Shares.

TRANSFER AGENT, CUSTODIAN AND PROVIDER OF ADMINISTRATIVE SERVICES

The Bank of New York Mellon (“BNYM”), 225 Liberty Street, New York, New York 10286, serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, BNYM has undertaken with the Trust to provide the following services with respect to each Fund: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the applicable Fund, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

BNYM is the custodian of the Trust’s portfolio securities and cash. The custodian of the Trust may change from time to time. BNYM also maintains the Trust’s accounting records. BNYM may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

BNYM provides administrative services pursuant to a fund administration agreement with the Trust (the “Fund Administration and Accounting Agreement”) pursuant to which BNYM provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the SEC; (iii) certain NAV computation services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and BNYM. For its services under the Fund Administration and Accounting Agreement, BNYM receives such fees based on a stated percentage of net assets as are agreed upon from time to time between the parties. In addition, BNYM is reimbursed for reasonable out-of-pocket expenses incurred in connection with the Fund Administration and Accounting Agreement. In addition, an affiliate of BNYM will also provide certain other services for the Trust, including, (i) providing foreign exchange transaction services and (ii) executing trades in connection with certain creation and redemption transactions effected partially in cash. For these services, the BNYM affiliate will receive compensation based on levels that are negotiated with the Trust and/or the Investment Adviser. BNYM also provides certain middle office services to GSAM pursuant to a service agreement.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Funds. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds or which are based on the same, or substantially similar, strategies that are used in the operation of the Index and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any

SERVICE PROVIDERS

information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Funds. In some cases, such adverse impacts may result from differences in the timing of transactions by Accounts relative to when the Funds execute transactions in the same securities. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds.

For more information about conflicts of interest, see the SAI.

The Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions in accordance with applicable law.

Distributions

Each Fund pays distributions from its investment income and from net realized capital gains.

Distributions from net investment income, if any, are declared and paid monthly for each Fund, and distributions from net capital gains, if any, are declared and paid annually for each Fund.

In addition to the net investment income dividends paid monthly, a Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.

From time to time a portion of a Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).

Dividends and other distributions on Shares of a Fund are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants (each as described in the Book Entry section below) to beneficial owners then of record with proceeds received from a Fund.

No dividend reinvestment service is provided by the Funds. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Funds for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of a Fund purchased in the secondary market.

Shareholder Guide

BUYING AND SELLING SHARES

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of the Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with a Fund. Once created, Shares of the Funds generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund Shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for Shares of a Fund purchased on an exchange. Buying or selling a Fund’s Shares involves certain costs that apply to all securities transactions. When buying or selling Shares of a Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of Shares. The spread varies over time for Shares of a Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.

Each Fund’s primary listing exchange is NYSE Arca. NYSE Arca is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A “business day” with respect to the Funds is each day the New York Stock Exchange, NYSE Arca and the Trust are open and includes any day that a Fund is required to be open under Section 22(e) of the Investment Company Act. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a business day. On days when NYSE Arca closes earlier than normal, the Funds may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.

The Trust’s Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund Shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Trust believes this is appropriate because ETFs, such as the Funds, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund Shares remains at or close to NAV. Since the Funds issue and redeem Creation Units at NAV plus applicable transaction fees, and the Funds’ Shares may be purchased and sold on NYSE Arca at prevailing market prices, the risks of frequent trading are limited.

Section 12(d)(1) of the Investment Company Act restricts investments by registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the Investment Company Act in the securities of other investment companies. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to GSAM and the Trust, including that such investment companies enter into an agreement with the Trust.

The Funds and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any order in whole or in part.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

GSAM and/or the Distributor (upon direction of a Fund) may make payments to broker-dealers or other financial intermediaries (each, a “Financial Intermediary”) related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. GSAM and/or the Distributor (upon direction of a Fund) may also make payments to Financial Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general and/or for the provision of analytical or other data to GSAM or its affiliates relating to sales of Fund shares. In addition, GSAM and/or the Distributor may make payments to Financial Intermediaries that make Fund Shares available to their clients or for otherwise promoting the Funds, including through provision of consultative services to GSAM or its affiliates relating to marketing of the Funds and/or sale of Fund shares. Such payments, which may be significant to the Financial Intermediary, are not made by a Fund. Rather, such payments are made by GSAM and/or the Distributor from their own resources, which may come directly or indirectly in part from management fees paid by the Funds. Payments of this type are sometimes referred to as marketing support or revenue-sharing payments. A Financial Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the marketing support payments it is eligible to receive. Therefore, such payments to a Financial Intermediary create conflicts of interest between the Financial Intermediary and its customers and may cause the Financial Intermediary to recommend a Fund over another investment. More information regarding these payments is contained in the SAI. A shareholder should contact his or her Financial Intermediary’s salesperson or other investment professional for more information regarding any such payments the Financial Intermediary firm may receive from GSAM and/or the Distributor.

NET ASSET VALUE

Each Fund generally calculates its NAV as follows:

NAV =	(Value of Assets of the Fund) – (Liabilities of the Fund)
Number of Outstanding Shares of the Fund

Each Fund’s NAV per share is generally calculated by the Funds’ provider of administrative services on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. A Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Funds’ provider of administrative services is unable for other reasons to facilitate pricing of individual securities or calculate the Funds’ NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.

Cases where there is no clear indication of the value of a Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading suspensions. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be followed to price the securities at the time of determining the Fund’s NAV.

Fair valuation involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

SHAREHOLDER GUIDE

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or sell Fund Shares on the secondary market or purchase or redeem Creation Units through the Fund.

Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ provider of administrative services to calculate the NAV per share of each Fund is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining a Fund’s NAV.

BOOK ENTRY

DTC serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes.

CREATIONS AND REDEMPTIONS

Prior to trading in the secondary market, Shares of the Funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 Shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Funds’ Distributor.

A creation transaction, which is subject to acceptance by BNYM, as the Trust’s transfer agent, generally takes place when an Authorized Participant deposits cash into a Fund for a specified number of Creation Units. When permitted or required by a Fund, the consideration may be a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the positions of a Fund’s portfolio (including cash positions). However, creation and redemption baskets may differ under certain circumstances.

Similarly, Shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by a Fund and a specified amount of cash. Except when aggregated in Creation Units, Shares are not redeemable by the Funds.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Please note the following with respect to the price at which transactions are processed:

⬛	NAV per Share is generally calculated by the Funds’ fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
⬛	The Trust reserves the right to reprocess purchase and redemption transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

⬛	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
⬛	Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open one or more Funds for creation and redemption transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

Only an Authorized Participant may create or redeem Creation Units directly with a Fund.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to a Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

In connection with certain cash creations, the Investment Adviser may provide the creating Authorized Participants with information regarding securities that a Fund would be willing to purchase with the proceeds of the cash creation, which may not be the current holdings of the Fund. In certain cases, a Fund may purchase such securities from an Authorized Participant that has submitted a creation order. Regardless of whether a Fund purchases securities with the proceeds of a cash creation order from the creating Authorized Participant, the Authorized Participant may be assessed a variable charge to compensate the Fund for the costs associated with purchasing the applicable securities, as described in the SAI. For more information, see the SAI.

To the extent a Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Funds’ SAI.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund Shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains, if any, are taxable to you as long-term capital gains, no matter how long you have owned your Fund Shares.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will generally not qualify for that favorable treatment and also will generally not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Investments in lower-rated securities may present special tax issues for the Goldman Sachs Access High Yield Corporate Bond ETF to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by the Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.

A Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The Goldman Sachs Access High Yield Corporate Bond ETF may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

If you buy Shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS

A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

SALES OF FUND SHARES

Your sale of Fund Shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. When you sell your Shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the Shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a sale or redemption of Shares of a Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, such as pursuant to a dividend reinvestment in Shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

OTHER INFORMATION

You may be subject to backup withholding at a rate of 28% with respect to taxable distributions if you do not provide your correct taxpayer identification number, or certify that it is correct, or if you have been notified by the IRS that you are subject to backup withholding.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund Shares. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains. Under a provision recently made permanent by Congress, non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by a Fund. Although this designation will generally be made by the Funds for distributions of long-term and short-term capital gains, the Funds do not anticipate making any designations of interest income. Therefore, all distributions of interest income will generally be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation and non-U.S. investors is included in the SAI.

Withholding of U.S. tax (at a 30% rate) is required with respect to payments of taxable dividends and (effective January 1, 2019) certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

TAXATION

Reporting to you and the IRS is required annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. You should carefully review the cost basis information provided by the applicable intermediary and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

You should carefully review the cost basis information provided by the applicable intermediary and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Index Providers

Goldman Sachs Access High Yield Corporate Bond ETF

The Citi Goldman Sachs High Yield Corporate Bond Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE” or the “ Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Citi Goldman Sachs High Yield Corporate Bond Index or the ability of the Citi Goldman Sachs High Yield Corporate Bond Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Citi Goldman Sachs High Yield Corporate Bond Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Citi Goldman Sachs High Yield Corporate Bond Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

FTSE DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE CITI GOLDMAN SACHS HIGH YIELD CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN, OR OF ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO, AND FTSE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. FTSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OR PROSPECTIVE OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CITI GOLDMAN SACHS HIGH YIELD CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN. FTSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CITI GOLDMAN SACHS HIGH YIELD CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FTSE HAVE ANY LIABILITY FOR ANY DIRECT, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Data and information contained herein regarding the Index is proprietary to FTSE or its licensors, and reproduction of such data and information is prohibited except with the prior written permission of FTSE. CITI is a trademark and service mark of Citigroup Inc. or its affiliates, is used and registered throughout the world, and is used under license for certain purposes by GSAM. The CITI mark is used under license by FTSE.

Goldman Sachs Access Investment Grade Corporate Bond ETF

The Citi Goldman Sachs Investment Grade Corporate Bond Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Citi Goldman Sachs Investment Grade Corporate Bond Index or the ability of the Citi Goldman Sachs Investment Grade Corporate Bond Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Citi Goldman Sachs Investment Grade Corporate Bond Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Citi Goldman Sachs Investment Grade Corporate Bond Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

INDEX PROVIDERS

FTSE DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE CITI GOLDMAN SACHS INVESTMENT GRADE CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN, OR OF ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO, AND FTSE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. FTSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OR PROSPECTIVE OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CITI GOLDMAN SACHS INVESTMENT GRADE CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN. FTSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CITI GOLDMAN SACHS INVESTMENT GRADE CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FTSE HAVE ANY LIABILITY FOR ANY DIRECT, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Data and information contained herein regarding the Index is proprietary to FTSE or its licensors, and reproduction of such data and information is prohibited except with the prior written permission of FTSE. CITI is a trademark and service mark of Citigroup Inc. or its affiliates, is used and registered throughout the world, and is used under license for certain purposes by GSAM. The CITI mark is used under license by FTSE. USBIG is a registered service mark of Citigroup Global Markets Inc.

Other Information

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund, as applicable, traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) to the NAV of the Fund during the past calendar year and subsequent quarters can be found at www.gsamfunds.com.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Funds and the Investment Adviser may purchase and resell Fund Shares pursuant to the Prospectus.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

Each Fund will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk and credit/default risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment.

A rising interest rate environment could cause the value of a Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased redemptions, which could impair a Fund’s ability to achieve its investment objective. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments.

To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performances of such entities in direct proportion to the amount of assets the Fund invests therein.

To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Derivative Investments.  The Funds may invest in derivative instruments, including without limitation, options, futures, options on futures, forwards, swaps, options on swaps, forward contracts and other derivatives relating to foreign currency transactions. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by a Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom a Fund has an open derivative position. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments.

Risks of Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities, which are those that cannot be disposed of in seven days in the ordinary course of business at approximately the price at which a Fund values the investment. Illiquid securities in which the Funds may invest include:

⬛	Both domestic and foreign securities that are not readily marketable
⬛	Certain municipal leases and participation interests

⬛	Repurchase agreements and time deposits with a notice or demand period of more than seven days
⬛	Certain over-the-counter options
⬛	Certain structured securities and swap transactions
⬛	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by a Fund, particularly debt securities and over-the-counter traded instruments, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—Net Asset Value.”

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by certain investment companies registered under the Investment Company Act, such as the Funds. The new rule may potentially impact the Funds’ performance and ability to achieve their respective investment objectives. The Investment Adviser continues to evaluate the potential impact of this new rule, which has a compliance date of December 1, 2018.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds’ investment objectives and policies. Further information is provided in the SAI, which is available upon request.

Bank Obligations.  The Goldman Sachs Access Investment Grade Corporate Bond ETF may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Non-Investment Grade Fixed Income Securities.  The Goldman Sachs Access High Yield Corporate Bond ETF may invest in non-investment grade fixed income securities. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are

APPENDIX A

subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings may not accurately reflect investment quality.

Floating and Variable Rate Obligations.  Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. Each Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and a Fund may not benefit from increasing interest rates for a significant amount of time.

U.S. Government Securities.  Each Fund may invest in U.S. Government Securities. U.S. Government Securities can be supported by either (i) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association); (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates.  Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Other Investment Companies.  Each Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting Shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.

Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise. Some of those investment companies may be funds for which the Investment Adviser or any of their affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with counterparties that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. The collateral may consist of any

APPENDIX A

type of security in which a Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. government securities may be subject to additional risks.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Each Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements.  Each Fund can borrow money from banks and other financial institutions and may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed or received).

Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding Shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. The Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Asset Segregation.  As an investment company registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Funds must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes when a Fund has entered into a contractual arrangement with a third party FCM or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC or SEC-staff guidance. By identifying assets equal to only its net obligations under certain instruments, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to identify assets equal to the full notional amount of the instrument.

Appendix B

Financial Highlights

The financial highlights tables are intended to help you understand the Goldman Sachs Access Investment Grade Corporate Bond ETF’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s most recent annual report (available upon request). Because the Goldman Sachs Access High Yield Corporate Bond ETF had not commenced investment operations as of August 31, 2017, financial highlights are not available with respect to the Fund.

	Access Investment Grade Corporate Bond ETF*
Per Share Operating Performance:
Net asset value, beginning of period	$49.90
Net investment income(a)	0.32
Net realized and unrealized loss	0.27
Total gain from investment operations	0.59
Distributions to shareholders from net investment income	(0.21)
Net asset value, end of period	$50.28
Market price, end of period	$50.24
Total Return at Net Asset Value(b)	1.19%
Net assets, end of period (in 000’s)	$180,997
Ratio of net expenses to average net assets	0.13	%(c)
Ratio of total expenses to average net assets	0.14	%(c)
Ratio of net investment income to average net assets	2.65	%(c)
Portfolio turnover rate(d)	0	%(e)

*	For the period June 6, 2017 (commencement of operations) to August 31, 2017.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Less than 0.5%

Goldman Sachs Access High Yield Corporate Bond ETF

Goldman Sachs Access Investment Grade Corporate Bond ETF

Prospectus

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is or will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report (when available), you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into the Prospectus (is legally considered part of the Prospectus).

The Funds’ annual and semi-annual reports (when available) and the SAI are available free upon request by calling Goldman Sachs Funds at 1-800-621-2550. You can also access and download the annual and semi-annual reports (when available) and the SAI at the Funds’ website: http://www.gsamfunds.com/ETFfunds.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.

To obtain other information and for shareholder inquiries:

	Shareholders/Authorized Participants	Financial Advisors
⬛ By telephone:	1-800-621-2550	1-800-292-4726
⬛ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306
⬛ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

AIGAHYCPBNDETFPRO-17	The Trust’s investment company registration number is 811-23013 GSAM® is a registered service mark of Goldman Sachs & Co. LLC

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 29, 2017

FUND	PRINCIPAL U.S. LISTING EXCHANGE	TICKER SYMBOL
GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF	NYSE Arca, Inc.	GHYB

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF	NYSE Arca, Inc.	GIGB

(Portfolios of Goldman Sachs ETF Trust)

Goldman Sachs ETF Trust

200 West Street

New York, New York 10282

This Statement of Additional Information (the “SAI”) is not a Prospectus. This SAI should be read in conjunction with the prospectus for the Goldman Sachs Access High Yield Corporate Bond ETF and the Goldman Sachs Access Investment Grade Corporate Bond ETF (each, a “Fund,” and together, the “Funds”), dated December 29, 2017, as it may be further amended and/or supplemented from time to time (the “Prospectus”). The Prospectus may be obtained without charge from Goldman Sachs & Co. LLC by calling 1-800-621-2550 or writing to Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606.

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Goldman Sachs Access Investment Grade Corporate Bond ETF, contained in the Fund’s 2017 Annual Report is incorporated herein by reference in the section “FINANCIAL STATEMENTS.” No other portions of the Fund’s Annual Report is incorporated by reference herein. Each Fund’s Annual Report (when available) may be obtained upon request and without charge by calling Goldman Sachs & Co. LLC toll free at 1-800-621-2550.

GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

The date of this SAI is December 29, 2017.

i

GOLDMAN SACHS ASSET MANAGEMENT, L.P.	ALPS DISTRIBUTORS, INC.
Investment Adviser	Distributor
200 West Street	1290 Broadway, Suite 1100
New York, New York 10282	Denver, Colorado 80203

THE BANK OF NEW YORK MELLON

Transfer Agent

225 Liberty Street

New York, New York 10286

Toll-free (in U.S.) 1-800-621-2550 (for Shareholders/Authorized Participants) or 1-800-292-4726 (for Financial Advisors).

ii

INTRODUCTION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by an Agreement and Declaration of Trust dated December 16, 2009. The following series of the Trust are described in this SAI: the Goldman Sachs Access High Yield Corporate Bond ETF and the Goldman Sachs Access Investment Grade Corporate Bond ETF. Each Fund is passively-managed and seeks to track a specified index: Citi Goldman Sachs High Yield Corporate Bond Index and Citi Goldman Sachs Investment Grade Corporate Bond Index, respectively (each, an “Index” and collectively, the “Indexes”).

The Trustees of the Trust have authority under the Declaration of Trust to create and classify Shares of the Trust into separate series. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. See “SHARES OF THE TRUST.”

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as the Investment Adviser to the Funds. In addition, ALPS Distributors, Inc. (“ALPS”) serves as the Funds’ distributor, and The Bank of New York Mellon (“BNYM” or the “Transfer Agent”) serves as the Funds’ transfer agent. The Funds’ custodian is BNYM, which also provides administrative services to the Funds.

The following information relates to and supplements the description of each Fund’s investment policies contained in the Prospectus. See the Prospectus for a more complete description of the Funds’ investment objectives and policies. Investing in a Fund entails certain risks, and there is no assurance that a Fund will achieve its investment objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the “Shareholder Guide” section of the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Funds are listed and traded on the NYSE Arca, Inc. (the “Exchange”). The Shares trade on the Exchange at prices that may differ from their net asset value (“NAV”). There can be no assurance that the Funds will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its underlying index or portfolio of securities on which a Fund is based is no longer calculated or available; (3) the “intra-day indicative value” (“IIV”) of a Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares of a Fund from listing and trading upon termination of the Trust or the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of Shares of each Fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an IIV for each Fund as calculated by an information provider or market data vendor. The Trust, GSAM, and their affiliates, are not responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs.

Each Fund’s IIV is based on a securities component and a cash component which comprises that day’s Fund Deposit (as defined below), as disseminated prior to that Business Day’s (as defined below) commencement of trading. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of a Fund’s NAV, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States.

The cash component included in an IIV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IIV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the Share prices of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund or an investor’s equity interest in a Fund.

The base and trading currencies of the Funds are the U.S. dollar. The base currency is the currency in which a Fund’s NAV per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.

INVESTMENT OBJECTIVES AND POLICIES

Each Fund has a distinct investment objective and policies. The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index. The Funds generally issue shares for cash and redeem shares in exchange for in-kind securities or instruments. There can be no assurance that a Fund’s investment objective will be achieved. Each Fund is a diversified series of an open-end management company as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “Act”). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in a Fund’s policy to invest at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

Each Fund offers and issues Shares at its NAV per Share only in aggregations of a specified number of shares (“Creation Units”), generally in exchange for cash. When permitted or required by a Fund, the consideration for a Creation Unit may consist of a basket of securities and/or instruments (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”), if any. Shares are redeemable by the applicable Fund only in Creation Units and, generally, in exchange for securities and instruments. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Creation Units typically are a specified number of Shares.

A Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. See the “CREATIONS AND REDEMPTIONS” section below.

To the extent a Fund invests in commodity interests, it intends to do in reliance on an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and therefore would not be subject to registration or regulation as a CPO under the CEA.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

Asset Segregation

As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, a Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into contractual arrangements with a third party futures commission merchant or other counterparty to off-set the Funds’ exposure under the contract, and, failing that, to assign their delivery obligations under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC or SEC-staff guidance. By identifying assets equal to only its net obligations under certain instruments, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument.

Bank Obligations

The Goldman Sachs Access Investment Grade Corporate Bond ETF may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on the demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Fund may invest in deposits in U.S. and European banks.

Commercial Paper and Other Short-Term Corporate Obligations

The Funds may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Convertible Securities

The Funds may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund. To the extent that a Fund holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Fund may, consistent with its investment objective, hold such common stock in its portfolio.

Corporate Debt Obligations

The Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Corporate debt obligations rated BBB or Baa are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s NAV. Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues.

Custodial Receipts and Trust Certificates

The Funds may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For purposes of certain securities laws, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (the “IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Floating Rate Loans and Other Variable and Floating Rate Securities

The interest rates payable on certain securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Floating rate loans consist generally of obligations of companies or other entities (e.g., a U.S. or foreign bank, insurance company or finance company) (collectively, “borrowers”) incurred for a variety of purposes. Floating rate loans may be acquired by direct investment as a lender or as an assignment of the portion of a floating rate loan previously attributable to a different lender.

Floating rate loans may be obligations of borrowers who are highly leveraged. Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower’s demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded. As a result, no active market may exist for some floating rate loans.

Purchasers of floating rate loans and other forms of debt obligations depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the obligation may be adversely affected. Floating rate loans and other debt obligations that are fully secured provide more protections than unsecured obligations in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt obligations are not rated by any nationally recognized statistical rating organization. In connection with the restructuring of a floating rate loan or other debt obligation outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt obligations may be received in exchange for all or a portion of an interest in the obligation.

From time to time, Goldman Sachs and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell floating rate loans to the Funds or acquire floating rate loans from the Funds, or may be intermediate participants with respect to floating rate loans owned by the Funds. These banks also may act as agents for floating rate loans that the Funds own.

Agents. Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the “agent”) for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.

In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Liquidity. Floating rate loans may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans. To the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating rate loans may have an adverse effect on the value of such loans and may make it more difficult to value the loans for purposes of calculating their respective NAV.

Extended Trade Settlement Periods. Because transactions in many floating rate loans are subject to extended trade settlement periods, the Funds may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of floating rate loans may not be available to make additional investments or to meet the Funds’ redemption obligations for a period after the sale of the loans, and, as a result, the Funds may have to sell other investments or engage in borrowing transactions, if necessary to raise cash to meet their obligations.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities or obligations of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating rate loan collateral may consist of various types of assets or interests, including working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral.

Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. The claims of holders under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly also to claims of other creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans and other floating or variable rate obligations is the sum of a base lending rate plus a specified spread. Base lending rates are generally London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based floating rate loans/obligations is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans/obligations floats daily as those rates change. Investment in floating rate loans/obligations with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan/obligation will primarily depend on the terms of the underlying floating rate loan/obligation and the base lending rate chosen by the borrower. The relationship between LIBOR, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Maturity. Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

Supply of Floating Rate Loans. The legislation of state or federal regulators that regulate certain financial institutions may impose additional requirements or restrictions on the ability of such institutions to make loans, particularly with respect to highly leveraged transactions. The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.

Restrictive Covenants. A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Fees. Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.

Other Types of Floating Rate Debt Obligations. Floating rate debt obligations include other forms of indebtedness of borrowers such as notes and bonds, obligations with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.

Foreign Investments

The Funds may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect a Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks. Iran is subject to several United Nations sanctions and is an embargoed country by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury (the “Treasury” or “U.S. Treasury”).

In addition, from time to time, certain of the companies in which a Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. For a description of the Investment Adviser’s approach to responsible and sustainable investing, please see GSAM’s Statement on Responsible and Sustainable Investing at https://assetmanagement.gs.com/content/gsam/us/en/advisors/our-firm/citizenship.html.

As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, a Fund would be indirectly subject to those risks.

The Investment Adviser is committed to complying fully with sanctions in effect as of the date of this Statement of Additional Information and any other applicable sanctions that may be enacted in the future with respect to Sudan or any other country.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. A Fund may be subject to currency exposure independent of its securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

The Funds may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers) (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

Futures Contracts and Options on Futures Contracts

The Funds may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. Each Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. Financial futures contracts used by a Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward LIBOR of a three-month deposit. A Fund will engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts utilized by funds have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) or with respect to certain funds on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Neither the CFTC, National Futures Association (“NFA”), SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, those persons may not have the protection of the United States securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, each Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies. As another example, a Fund may enter into futures transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark.

Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund will usually liquidate futures contracts on securities or currency in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies Using Futures Contracts. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Similarly, a Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a

Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser may attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Each Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require a Fund to identify on its books cash or liquid assets. A Fund may cover its transactions in futures contracts and related options by identifying on its books cash or liquid assets or by other means, in any manner permitted by applicable law. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

High Yield Securities

The Goldman Sachs Access High Yield Corporate Bond ETF may invest in bonds rated BB+ or below by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Ba1 or below by Moody’s Investors Service, Inc. (“Moody’s”) (or comparable rated and unrated securities). These bonds are commonly referred to as “junk bonds” and are considered speculative. The ability of issuers of high yield securities to make principal and interest payments may be questionable because such issuers are often less creditworthy or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments. In some cases, high yield securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investments in investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. and Dominion Bond Rating Service Limited.

The market values of high yield securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield securities that are highly leveraged may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such high yield securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of high yield securities is the supply and demand for similarly rated securities. In addition, the prices of investments fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s NAV.

The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. The Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.

The secondary market for high yield securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities may not be as liquid as and may be more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield securities is generally lower than that of higher rated securities. The secondary market for high yield securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments when needed to meet its redemption requests or other liquidity needs. The Investment Adviser could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the NAVs of the Fund. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

Non-investment grade or high yield securities also present risks based on payment expectations. High yield securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the Fund experiences net redemptions of its shares and redeems shares in cash, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high yield securities.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings may not accurately reflect credit quality.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on the Fund’s NAV to the extent it invests in such investments. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

Index Swaps, Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

The Funds may enter into interest rate, credit, total return, mortgage and currency swaps. The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. The Funds may enter into index swaps. The Goldman Sachs Access High Yield Corporate Bond ETF may also enter into interest rate caps, floors and collars.

The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, a Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through future commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Each Fund posts initial and variation margin by making payments to their clearing member FCMs.

Index swaps involve the exchange by a Fund with another party of payments based on a notional principal amount of a specified index or indices. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities. Loan credit default swaps are similar to credit default swaps on bonds, except that the underlying protection is sold on secured loans of a reference entity rather than a broader category of bonds or loans. Loan credit default swaps may be on single names or on baskets of loans, both tranched and untranched. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated

(if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit and mortgage swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive, if any.

In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for a gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. Each Fund may be either the protection buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by a Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). A SEF is a trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may cause a Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which, once effective, may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps.

To the extent that a Fund’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by identifying cash or liquid assets on a Fund’s books or is covered by other means in accordance with SEC or SEC-staff approved guidance or other appropriate measures, the Fund and the Investment Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”

The use of swaps and swaptions, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if a Fund invests in cleared swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Certain rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps, swaptions, caps, floors and collars.

Pooled Investment Vehicles

Each Fund may invest in securities of pooled investment vehicles, including ETFs. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) paid by the Fund. A Fund’s investments in pooled investment vehicles are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Funds) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Funds may rely on these exemptive orders in investing in ETFs. Moreover, subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Funds may invest in investment companies, including ETFs and money market funds, for which the Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. With respect to a Fund’s investments in money market funds, to the extent that the Fund invests in a money market fund for which the Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Repurchase Agreements

Each Fund may enter into repurchase agreements with counterparties that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Funds may also enter into repurchase agreements involving obligations other than U.S. Government Securities, which may be subject to additional risks. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by the Funds’ custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

For purposes of the Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

The Funds, together with other registered investment companies having management agreements with the Investment Adviser or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Restricted and Illiquid Securities

Each Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the 1933 Act, including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements with a notice or demand period of more than seven days, certain stripped mortgage backed securities, certain municipal leases, certain over-the-counter options, securities and other financial instruments that are not readily marketable, bank obligations, non-investment grade securities and other credit instruments and Restricted Securities unless, based upon a review of the trading markets for specific investments, those investments are determined to be liquid. Those investment practices could have the effect of increasing the level of illiquidity in a Fund to the extent that market demand for securities held by the Fund decreases such that previously liquid securities become illiquid. The Trustees have adopted guidelines and delegated to the Investment Adviser the function of determining and monitoring the liquidity of the Funds’ portfolio securities.

The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Reverse Repurchase Agreements

Each Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s outstanding shares.

When a Fund enters into a reverse repurchase agreement, it identifies on its books cash or liquid assets that have a value equal to or greater than the repurchase price. The amount of cash or liquid assets so identified is then monitored continuously by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act.

U.S. Government Securities

Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.

U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program. The Funds may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury securities.

Inflation-Protected Securities. Each Fund may invest in inflation protected securities (“IPS”) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations, which are securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate.

The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period a Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of IPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding IPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If a Fund invests in IPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such IPS that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or IPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

When-Issued Securities and Forward Commitments

Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize capital gains or losses in connection with these transactions. For purposes of determining a Fund’s duration, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date. Each Fund is generally required to identify on its books, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds

Each Fund may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. Moreover, zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of future payments. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax exempt securities or their coupons may be taxable. See “TAXATION.”

Special Note Regarding Market Events

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, local and foreign governments, regulatory agencies, and self -regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Special Note Regarding Operational, Cyber Security and Litigation Risks

An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

Each Fund is also susceptible to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks affecting a Fund or its investment adviser, sub-adviser, custodian, transfer agent, intermediary or other third-party service provider may adversely impact the Fund and its shareholders. These cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with a Fund’s calculation of NAV and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Similar to operational risk in general, the Funds and their service providers, including GSAM, have instituted risk management systems designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because the Funds do not directly control the risk management systems of the service providers to the Funds, their trading counterparties or the issuers in which the Funds may invest. Moreover, there is a risk that cyber-attacks will not be detected.

The Funds may be subject to third-party litigation, which could give rise to legal liability. These matters involving the Funds may arise from their activities and investments and could have a materially adverse effect on the Funds, including the expense of defending against claims and paying any amounts pursuant to settlements or judgments. There can be no guarantee that these matters will not arise in the normal course of business. If the Funds were to be found liable in any suit or proceeding, any associated damages and/or penalties could have a materially adverse effect on the Funds’ finances, in addition to being materially damaging to their reputation.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund. The investment objective of each Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority” of the outstanding voting securities means the lesser of (i) 67% or more of the shares of the Trust or the applicable Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the applicable Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the applicable Fund.

For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Funds. In applying fundamental investment restriction number (1) below to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Funds will look to the industry of the reference asset(s) and not to the counterparty or issuer. With respect to the Funds’ fundamental investment restriction number (2) below, in the event that asset coverage (as defined in the Act) at any time falls below 300%, the applicable Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

Fundamental Investment Restrictions

As a matter of fundamental policy, each Fund may not:

(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry except that the Fund may invest more than 25% of the value of its total assets in securities of issuers in the same industry if the index that the Fund replicates concentrates in an industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries);

(2)	Borrow money, except as permitted by the Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances;

(3)	Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law or pursuant to an exemptive order granted under the Act; and (d) loans to affiliates of the Fund to the extent permitted by law;

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

(5)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities;

(6)	Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity; and

(7)	Issue senior securities to the extent such issuance would violate applicable law.

Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.

TRUSTEES AND OFFICERS

The Trust’s Leadership Structure

The business and affairs of the Funds are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Funds’ daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of four Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chairman, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chairman’s duties, the Chairman will consult with the other Independent Trustees and the Funds’ officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Funds, and to consider such other matters as they deem appropriate.

The Board has established four standing committees – Audit, Governance and Nominating, Compliance and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust

Information pertaining to the Trustees of the Trust as of December 29, 2017 is set forth below.

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Caroline Dorsa Age: 58	Trustee	Since 2016

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010–Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015–Present); and Director, Illumina, Inc. (a life sciences company) (2017–Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009–2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987–2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee—Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				24	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 59	Trustee	Since 2016

Ms. Lang is retired. She is Chair of the Board of Directors (2016 – Present); and Member of the Board of Directors, WD-40 Company (2004–Present); and was formerly Chairman and Chief Executive Officer (2005–2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003–2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016 – March 2016).

Trustee—Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				24	WD-40 Company (a global consumer products company)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Michael Latham Age: 52	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007). Trustee—Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.	24	None

Lawrence W. Stranghoener Age: 63	Chairman of the Board of Trustees	Trustee since 2015; Chairman since 2017

Mr. Stranghoener is retired. He is Chairman of the Board of Directors, Kennametal, Inc. (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004–2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees—Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				24	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)
Interested Trustee
James A. McNamara* Age: 55	President and Trustee	Since 2014

Managing Director, Goldman Sachs (December 1998–Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).

President and Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				146	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
1	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.

2	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
3	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 29, 2017, Goldman Sachs ETF Trust consisted of 19 portfolios (12 of which offered shares to the public); Goldman Sachs Trust consisted of 91 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); and Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio. Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC do not offer shares to the public.
4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of December 29, 2017 that led the Board to conclude that such individual should serve as a Trustee.

Caroline Dorsa. Ms. Dorsa has served as a Trustee of the Trust since 2016. Ms. Dorsa is retired. Ms. Dorsa has been designated as the Board’s “audit committee financial expert” given her extensive accounting and finance experience. Ms. Dorsa is a member of the Board of Directors of Biogen Inc., a biotechnology company, where she chairs the Audit Committee and also serves on the Risk Committee. In addition, Ms. Dorsa also serves as a member of the Board of Directors of Intellia Therapeutics Inc., a gene-editing company, where she chairs the Audit Committee and serves on the Compensation Committee and Nominating and Corporate Governance Committee. Furthermore, Ms. Dorsa serves as a member of the Board of Directors of Illumina, Inc., a life sciences company, where she serves on the Audit Committee. Previously, she served as Executive Vice President and Chief Financial Officer of Public Service Enterprise Group, Inc. (“PSEG”), a generation and energy services company. As Executive Vice President and Chief Financial Officer, Ms. Dorsa was responsible for finance, accounting and internal audit, risk management and investor relations. Prior to becoming Chief Financial Officer, she was a member of PSEG’s Board of Directors and a member of its Audit, Corporate Governance and Finance committees for six years. Prior to joining PSEG, Ms. Dorsa held various management positions at Merck &Co, Inc., where she worked for over 20 years, most recently in the position of Senior Vice President of Global Human Health Strategy and Integration. As Vice President and Treasurer of Merck from 1994 through 2006, her responsibilities also included the global tax function, transfer pricing, global entity management and financial planning for both the research and manufacturing divisions. Based on the foregoing, Ms. Dorsa is experienced with financial and investment matters.

Linda A. Lang. Ms. Lang has served as a Trustee of the Trust since 2016. Ms. Lang is retired. Ms. Lang is the Chair of the Board of Directors of WD-40 Company, a global consumer products company, where she serves on the Compensation and Finance Committees. Previously, Ms. Lang held several senior management positions at Jack in the Box, Inc., a restaurant company listed on The NASDAQ Stock Market, where she worked for 30 years, most recently as Chairman and Chief Executive Officer. Over that time, she was involved in the areas of strategic planning, capital structure and deployment, and enterprise risk management. Ms. Lang previously served on the Board of Directors of the San Diego Regional Economic Development Corporation and as a Trustee of the California State University System. In addition, she also serves as a member of the Board of Directors of San Diego State University’s College of Business Administration and is a member of the Corporate Directors Forum. Based on the foregoing, Ms. Lang is experienced with financial and investment matters.

Michael Latham. Mr. Latham has served as a Trustee of the Trust since 2015. Mr. Latham is retired. Mr. Latham is a member of the Board of Directors of the San Francisco 49ers Foundation where he serves on the Audit Committee. Previously, he held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.

Lawrence W. Stranghoener. Mr. Stranghoener has served as a Trustee of the Trust since 2015 and Chairman of the Board of Trustees since 2017. Mr. Stranghoener is retired. Mr. Stranghoener is Chairman of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials. He is also a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provides aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he chairs the Audit Committee and also serves on the Compensation Committee. Previously, Mr. Stranghoener held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell International, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. In addition, he serves on the Board of Regents of St. Olaf College. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.

James A. McNamara. Mr. McNamara has served as a Trustee and President of the Trust since 2014. Mr. McNamara is a Managing Director at Goldman Sachs. Mr. McNamara is currently head of Global Third Party Distribution at GSAM, where he was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Officers of the Trust

Information pertaining to the Officers of the Trust as of December 29, 2017 is set forth below.

Name	Position(s) Held with the Trust(s)	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 55	Trustee and President	Since 2014

Managing Director, Goldman Sachs (December 1998–Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).

President and Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Name	Position(s) Held with the Trust(s)	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Since 2014

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (February 2007 – December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005 – 2007); and Director (2005 – 2007), Vice President (2000 – 2005), and Assistant Vice President (1998 – 2000), Deutsche Asset Management or its predecessor (1998 – 2007).

Treasurer, Senior Vice President and Principal Financial Officer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Julien Yoo 200 West Street New York, NY 10282 Age: 46	Chief Compliance Officer	Since 2014

Vice President, Goldman Sachs (December 2014 – Present); Contingent Worker, Goldman Sachs (September 2013 – May 2014); and Vice President, Morgan Stanley Investment Management (2005 – 2010).

Chief Compliance Officer—Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: 55	Assistant Treasurer	Since 2014

Managing Director, Goldman Sachs (January 2014 – Present); and Vice President, Goldman Sachs (May 1992 – December 2013).

Assistant Treasurer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 59	Assistant Treasurer	Since 2014

Vice President, Goldman Sachs (July 2000 – Present); and Principal Financial Officer, Commerce Bank Mutual Fund Complex (2008 – Present).

Assistant Treasurer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: 53	Assistant Treasurer	Since 2014

Vice President, Goldman Sachs (November 1998 – Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995 – October 1998).

Assistant Treasurer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Name	Position(s) Held with the Trust(s)	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: 34	Assistant Treasurer	Since 2014

Vice President, Goldman Sachs (January 2013 – Present); and Associate, Goldman Sachs (December 2008 – December 2012).

Assistant Treasurer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer and Principal Accounting Officer	Since 2017

Managing Director, Goldman Sachs (November 2015 – Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010 – October 2015).

Assistant Treasurer and Principal Accounting Officer—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Michael Crinieri 200 West Street New York, NY 10282 Age: 52	Vice President	Since 2014	Managing Director, Goldman Sachs (January 2002 – Present); and Vice President, Goldman Sachs (April 2000 – January 2002). Vice President—Goldman Sachs ETF Trust.

Thomas J. Davis 200 West Street New York, NY 10282 Age: 54	Vice President	Since 2015

Managing Director, Goldman Sachs (2008 – Present); and Analyst, Goldman Sachs (1990 – 2008).

Vice President—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006 – December 2015); Associate General Counsel, Goldman Sachs (2012 – Present); Assistant General Counsel, Goldman Sachs (August 2006 – December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002 – 2006).

Secretary—Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

1	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

The Board of Trustees has established four standing committees in connection with their governance of the Funds — Audit, Governance and Nominating, Compliance and Contract Review.

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee met two times during the fiscal year ended August 31, 2017.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectus and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee. The Governance and Nominating Committee met two times during the fiscal year ended August 31, 2017.

The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment adviser, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. All of the Independent Trustees serve on the Compliance Committee. The Compliance Committee met three times during the fiscal year ended August 31, 2017.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Funds’ investment management, distribution, transfer agency, and certain other agreements with the Funds’ Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. All of the Independent Trustees serve on the Contract Review Committee. The Contract Review Committee met one time during the fiscal year ended August 31, 2017.

Risk Oversight

The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Funds or GSAM, their respective affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy. Other types of risk are addressed as part of presentations on related topics (e.g., compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Funds’ independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Funds’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between the GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of the Goldman Sachs Fund Complex as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Caroline Dorsa[2]	—	None
Linda A. Lang[3]	—	Over $100,000
Michael Latham	—	Over $100,000
James A. McNamara	—	Over $100,000
Lawrence W. Stranghoener	—	$10,001 - $50,000

[1]	Includes the value of shares beneficially owned by each Trustee in the Funds described in this SAI.
[2]	Ms. Dorsa began serving as a Trustee effective September 15, 2016.
[3]	Ms. Lang began serving as a Trustee effective February 9, 2016.

As of December 1, 2017, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Funds.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chairman and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending such meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2017:

Trustee Compensation

Name of Trustee	Goldman Sachs Access High Yield Corporate Bond ETF*	Goldman Sachs Access Investment Grade Corporate Bond ETF
Caroline Dorsa(1)(2)	—	$1,808
Linda A. Lang(3)	—	1,607
Michael Latham	—	1,708
James A. McNamara(4)	—	0
Lawrence W. Stranghoener(5)	—	1,607

Name of Trustee	Pension or Retirement Benefits Accrued as Part Of the Trust’s Expenses	Total Compensation From the Fund Complex (including the Funds)(5)
Caroline Dorsa(1)(2)	0	$143,333
Linda A. Lang	0	$133,333
Michael Latham	0	$133,333
James A. McNamara(3)	—	—
Lawrence W. Stranghoener(4)	0	$160,000

*	The Fund had not commenced operations prior to August 31, 2017. Under current compensation arrangements, it is estimated that the Trustees will receive the following compensation from the Fund for the current fiscal year: Ms. Dorsa $2,154; Ms. Lang $2,028; Mr. Latham $2,028; Mr. McNamara $0; and Mr. Stranghoener $2,281.
[1]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Ms. Dorsa became “audit committee financial expert” on January 1, 2017.
[2]	Ms. Dorsa began serving as a Trustee effective September 15, 2016.
[3]	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Fund or the Goldman Sachs Fund Complex.
[4]	Includes compensation as Board Chair. Mr. Stranghoener became Board Chair on January 1, 2017.
[5]	Represents fees paid to each Trustee during the fiscal year ended August 31, 2017 from the Goldman Sachs Fund Complex.

Miscellaneous

The Trust, its Investment Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

MANAGEMENT SERVICES

As stated in the Funds’ Prospectus, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Funds. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectus for a description of the Investment Adviser’s duties to the Funds.

Founded in 1869, Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as the Funds’ management agreements (each, a “Management Agreement”) is in effect.

Each Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Funds’ Management Agreements were approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on May 17, 2017. A discussion regarding the Board of Trustees’ basis for approving the Management Agreement with respect to the Goldman Sachs Access Investment Grade Corporate Bond ETF is available in the Fund’s annual report for the period ended August 31, 2017. A discussion regarding the Board of Trustees’ basis for approving the Management Agreement with respect to the Goldman Sachs Access High Yield Corporate Bond ETF will be available in the Fund’s semi-annual report for the period ended February 28, 2018.

The Management Agreements will remain in effect for an initial two-year period and will continue in effect with respect to each Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of such Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

Each Management Agreement will terminate automatically if assigned (as defined in the Act). A Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.

Pursuant to each Management Agreement, the Investment Adviser is entitled to receive the fees set forth below, payable monthly based on each Fund’s average daily net assets. Under the Management Agreement for each Fund, the Investment Adviser is responsible for substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest, expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses.

Fund	Contractual Rate
Goldman Sachs Access High Yield Corporate Bond ETF	0.34%
Goldman Sachs Access Investment Grade Corporate Bond ETF	0.14%

Since the Goldman Sachs Access Investment Grade Corporate Bond ETF was recently organized, it did not pay management fees during the fiscal years ended August 31, 2015 and August 31, 2016. For the fiscal year ended August 31, 2017, the Fund paid the following fee amount under the Management Agreement (with and without the fee limitations that were then in effect):

Fund	2017 With Fee Waiver	Without Fee Waiver
Goldman Sachs Access Investment Grade Corporate Bond ETF[1]	$21,905	$23,207

Since the Goldman Sachs Access High Yield Corporate Bond ETF was not in operation as of August 31, 2017, it did not pay management fees during the last three fiscal years.

[1]	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests.

The imposition of the Investment Adviser’s fees will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees, which would have the effect of lowering each Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived.

In addition to providing advisory services, under its Management Agreements, the Investment Adviser also, to the extent such services are not required to be performed by others pursuant to the fund administration and accounting agreement, the custodian agreement, the transfer agency agreement, distribution agreement or such other agreements with service providers to the Funds that the Board has approved: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund’s records; and (v) provides office space and all necessary office equipment and services.

Portfolio Managers – Other Accounts Managed by the Portfolio Managers

The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of August 31, 2017, unless otherwise noted.

For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage. There are multiple portfolio managers involved with each account.

	Number of Other Accounts Managed and Total Assets by Account Type†						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based†
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Portfolio Management Team
Joshua Kruk	1	$181	7	$8,610	11	$5,375	0	$0	0	$0	0	$0
Jason Singer	1	$181	14	$515	957	$14,528	0	$0	0	$0	0	$0

†	Footnotes:
1.	Asset information is in USD millions unless otherwise specified.
2.	“Other Pooled Investment Vehicles” includes private investment funds and SICAVs (a type of open-end investment company organized outside the U.S.).
3.	“Other Accounts” includes a separately managed account platform, advisory mutual fund platform, advisory relationships and others. For purposes of the above, a platform is included as a single account.

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Funds as well as other registered funds, accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered private funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Funds and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Funds’ investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST – Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”

Portfolio Managers – Compensation

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which is primarily derived from advisory fees; and anticipated compensation levels among competitor firms.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the applicable Fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Funds

As of August 31, 2017, the portfolio managers did not own securities issued by the Goldman Sachs Access Investment Grade Corporate Bond ETF. The Goldman Sachs Access High Yield Corporate Bond ETF was not in operation prior to August 31, 2017. Consequently, the portfolio managers owned no securities issued by the Goldman Sachs Access High Yield Corporate Bond ETF as of that date.

Distributor and Transfer Agent

Distributor: ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the exclusive distributor of Creation Units of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Funds. Shares of the Funds are offered and sold on a continuous basis by ALPS, acting as agent. The Distributor does not maintain a secondary market in the Funds’ Shares.

Transfer Agent: The Bank of New York Mellon (“BNYM”), 225 Liberty Street, New York, New York 10286, serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, BNYM has undertaken with the Trust to provide the following services with respect to each Fund: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the applicable Fund, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

The Trust’s distribution and transfer agency agreements each provide that BNYM may render similar services to others so long as the services BNYM provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify BNYM against certain liabilities.

Expenses

The Board of Trustees of the Trust has approved a unitary management fee structure for the Funds. Under the unitary fee structure, the Investment Adviser is responsible for paying substantially all the expenses of each Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses.

The imposition of the Investment Adviser’s fees, as well as any other operating expenses not borne by the Investment Adviser as described above, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees, which would have the effect of lowering the Funds’ overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

Custodian, Sub-Custodians and Provider of Administrative Services

BNYM is the custodian of the Trust’s portfolio securities and cash. The custodian of the Trust may change from time to time. BNYM also maintains the Trust’s accounting records. BNYM may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

BNYM provides administrative services pursuant to a fund administration agreement with the Trust (the “Fund Administration and Accounting Agreement”) pursuant to which BNYM provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the Securities and Exchange Commission; (iii) certain net asset value computation services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and BNYM. For its services under the Fund Administration and Accounting Agreement, BNYM receives such fees based on a stated percentage of net assets as are agreed upon from time to time between the parties. In addition, BNYM is reimbursed by the Funds for reasonable out-of-pocket expenses incurred in connection with the Fund Administration and Accounting Agreement. In addition, an affiliate of BNYM will also provide certain other services for the Trust, including, (i) providing foreign exchange transaction services and (ii) executing trades in connection with certain creation and redemption transactions effected partially in cash. For these services, the BNYM affiliate will receive compensation based on levels that are negotiated with the Trust and/or the Investment Adviser. BNYM also provides certain middle office services to GSAM pursuant to a service agreement.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210, is the Funds’ independent registered public accounting firm. The Funds’ independent registered public accounting firm may change from time to time. In addition to audit services, PricewaterhouseCoopers LLP prepares the Funds’ federal and state tax returns and provides assistance on certain non-audit matters.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Funds

Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own account and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including the Funds), relationships and products collectively, the “Accounts”). Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Funds may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings may affect the Funds in ways that may disadvantage or restrict the Funds and/or benefit Goldman Sachs or other Accounts. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds.

The following are descriptions of certain conflicts of interest and potential conflicts of interest that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with, or on behalf of the Funds. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Investment Adviser or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

The Sale of Fund Shares and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, may receive benefits and earn fees and compensation for services provided to Accounts (including the Funds) and in connection with the distribution of the Funds. Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, may have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments may create an incentive for such persons to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Investment Adviser may manage or advise multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are the same or similar to the Funds and that may seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry and initial public offerings/new issues).

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Investment Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations and fiduciary duties as an investment adviser. However, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, the investments and performance of other Accounts.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. These policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata.

Allocation-related decisions for the Funds and other Accounts may be made by reference to one or more factors. Factors may include: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; the availability of other appropriate or substantially similar investment opportunities; and differences in benchmark factors and hedging strategies among Accounts. Suitability considerations, reputational matters and other considerations may also be considered.

In a case in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy, other Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Investment Adviser, such Accounts will not be subject to the Investment Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Funds. Furthermore, in cases in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts may have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.

In addition, in some cases the Investment Adviser may make investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.

The Investment Adviser may, from time to time, develop and implement new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy will depend on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments. Moreover, Goldman Sachs businesses outside of the Investment Adviser are under no obligation or other duty to provide investment opportunities to the Funds, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Investment Adviser may not be allocated to Accounts (including the Funds) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Funds or other Accounts managed by the Investment Adviser may be undertaken by Goldman Sachs (including the Investment Adviser), including for Goldman Sachs Accounts, or made available to other Accounts or third parties, and the Funds will not receive any compensation related to such opportunities. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Funds.

Multiple Accounts (including the Funds) may participate in a particular investment or incur other expenses applicable in connection with their operation or management, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, expenses relating to participation in bondholder groups, restructurings, and class action and other litigation, and insurance premiums). The Investment Adviser may allocate investment-related and other expenses on a pro rata or different basis.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Management of the Funds by the Investment Adviser

Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not manage the Funds with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the Investment Adviser.

Information barriers also exist between certain businesses within the Investment Adviser, and the conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser will also apply to the businesses within the Investment Adviser. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Funds any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has access to fundamental analysis and proprietary technical models or other information developed by Goldman Sachs and its personnel, or other parts of the Investment Adviser, the Investment Adviser will not be under any obligation or other duty to effect transactions on behalf of Accounts (including the Funds) in accordance with such analysis and models. In the event Goldman Sachs elects not to share certain information with the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds), the Funds may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, which may be disadvantageous to the Funds.

Different areas of the Investment Adviser and Goldman Sachs may take views, and make decisions or recommendations, that are different than other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner that may be different than or adverse to the Funds. Such teams might not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

Goldman Sachs operates a business known as Goldman Sachs Securities Services (“GSS”), which provides prime brokerage, administrative and other services to clients which may involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. GSS and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs may act as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs may be in possession of information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds).

Valuation of the Funds’ Investments

The Investment Adviser, while not the primary valuation agent of the Funds, performs certain valuation services related to securities and assets held in the Funds. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than another division or unit within Goldman Sachs values the asset, including because such other division or unit has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts), different third-party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Investment Adviser that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Funds may result in improved performance of the Funds or enable the Investment Adviser to more easily track the performance of an Index than might have been the case had the Investment Adviser applied different valuation policies.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

Goldman Sachs engages in a variety of activities in the global financial markets. The extent of Goldman Sachs’ activities in the global financial markets, including without limitation in its capacity as an investment banker, research provider, investment adviser, financier, adviser, market maker, prime broker, derivatives dealer, lender, counterparty, agent, principal and investor, as well as in other capacities, may have potential adverse effects on the Funds.

The Investment Adviser provides advisory services to the Funds. The Investment Adviser’s decisions and actions on behalf of the Funds may differ from those on behalf of other Accounts. Advice given to, or investment or voting decisions made for, one or more Accounts may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment decisions made for the Funds. Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Funds. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Funds. In addition, Goldman Sachs (including the Investment Adviser) the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or may compete for commercial arrangements or transactions in the same types of companies, assets securities and other instruments, as the Funds. Decisions and actions of the Investment Adviser on behalf of the Funds may differ from those by Goldman Sachs (including the Investment Adviser) on behalf of other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser. Advice given to, or investment or voting decisions made for, the Funds may compete with, affect, differ from, conflict with, or involve timing different from, advice given to, or investment or voting decisions made for, other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.

Transactions by, advice to and activities of Accounts may involve the same or related companies, securities or other assets or instruments as those in which the Funds invest, and such Accounts may engage in a strategy while a Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Fund (including its ability to engage in a transaction or other activities) or the prices or terms at which the Fund’s transactions or other activities may be effected. For example, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with a Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, a Fund may buy a security and an Account may establish a short position in that same security or in similar securities. This short position may result in the impairment of the price of the security that the Fund holds or may be designed to profit from a decline in the price of the security. A Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. To the extent a Fund engages in transactions in the same or similar types of securities or other investments as other Accounts, the Fund and other Accounts may compete for such transactions or investments, and transactions or investments by such other Accounts may negatively affect the transactions of the Fund (including the ability of the Fund to engage in such a transaction or investment or other activities), or the price or terms at which the Fund’s transactions or investments or other activities may be effected. In some cases, such adverse impacts may result from differences in the timing of transactions by Accounts relative to when a Fund executes transactions in the same securities. Moreover, a Fund, on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Fund.

Goldman Sachs (including, as applicable, the Investment Adviser) and its personnel, when acting as an investment banker, research provider, investment adviser, financier, adviser, market maker, prime broker, derivatives dealer, lender, counterparty or investor, or in other capacities, may advise on transactions, make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the interests and activities of the Funds. Shareholders may be offered access to advisory services through several different Goldman Sachs advisory businesses (including Goldman Sachs & Co. LLC and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and may also apply different criteria to the same or similar strategies and may have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers may have differing or opposite investment views in respect of an issuer or a security, and the positions a Fund’s investment team or portfolio managers take in respect of the Fund may be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Funds any research or analysis prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs, on behalf of one or more Accounts, may implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds (whether or not the investment decisions emanate from the same research analysis or other information). The relative timing for the implementation of investment decisions or strategies for Accounts (including Accounts sponsored, managed or advised by the Investment Adviser), on the one hand, and the Funds, on the other hand, may disadvantage the Funds. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Funds receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Subject to applicable law, the Investment Adviser may cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. Goldman Sachs may, in its discretion, recommend that the Funds have ongoing business dealings, arrangements or agreements with persons who are former employees of Goldman Sachs. The Funds may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. This recommendation may create a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds if the Funds determine not to engage in or continue such dealings, arrangements or agreements.

When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The portfolio management teams currently base their trading periods and rotation schedules on the relative amounts of assets managed for different client categories (e.g., unconstrained client accounts, “wrap program” accounts, etc.) and, as a result, the Funds may trade behind other Accounts. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Potential Conflicts Relating to Follow-On Investments

From time to time, the Investment Adviser may provide opportunities to Accounts (including potentially the Funds) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Funds). Follow-on investment opportunities may be available to the Funds notwithstanding that the Funds have no existing investment in the issuer, resulting in the assets of the Funds potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Funds) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions may arise between Accounts (including the Funds) with existing investments in a company and Accounts making subsequent investments in the company, which may have opposing interests regarding pricing and other terms. The subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Funds).

Diverse Interests of Shareholders

The various types of investors in and beneficiaries of the Funds, including to the extent applicable the Investment Adviser and its affiliates, may have conflicting investment, tax and other interests with respect to their interests in the Funds. When considering a potential investment for a Fund, the Investment Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Investment Adviser may make decisions, including with respect to tax matters, from time to time that may be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs may face certain tax risks based on positions taken by the Funds, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Funds or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.

Selection of Service Providers

The Funds expect to engage service providers (including attorneys and consultants) that may also provide services to Goldman Sachs and other Accounts. The Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may or may not influence the Investment Adviser’s selection of these service providers for the Funds. In such circumstances, there may be a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds if the Funds determine not to engage or continue to engage these service providers. Notwithstanding the foregoing, the selection of service providers for the Funds will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Funds. The service providers selected by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, or other factors. As a result, the rates paid with respect to these service providers by a Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Investment Adviser, on the other hand. In addition, the rates paid by the Investment Adviser or the Funds, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Investment Adviser) may hold investments in companies that provide services to entities in which the Funds invest generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Funds.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds may invest in money market and other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment, and fees to the Investment Adviser by the Funds will not be reduced by any fees payable by the Funds to Goldman Sachs as manager of such Funds (i.e., there could be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such Funds), other than in certain specified cases. In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to redeeming investors and remaining investors.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Funds

Investments in Different Parts of an Issuer’s Capital Structure

Goldman Sachs (including the Investment Adviser) or Accounts, on the one hand, and the Funds, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. As a result, Goldman Sachs (including the Investment Adviser) or Accounts may take actions that adversely affect the Funds. In addition, Goldman Sachs (including the Investment Adviser) may advise Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which the Funds invest. Goldman Sachs (including the Investment Adviser) may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Funds have invested, and such actions (or refraining from action) may have a material adverse effect on the Funds.

For example, in the event that Goldman Sachs (including the Investment Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that ranks senior in preference to the holdings of a Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Investment Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer, or terms in connection with the foregoing, that may have an adverse effect on or otherwise conflict with the interests of the Fund’s holdings in the issuer. In connection with any such liquidation, reorganization or restructuring, the Fund’s holdings in the issuer may be extinguished or substantially diluted, while Goldman Sachs (including the Investment Adviser) or another Account may receive a recovery of some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Investment Adviser) or an Account participates, Goldman Sachs (including the Investment Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, which may be detrimental to the Fund. In situations in which Goldman Sachs (including the Investment Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Funds), the Investment Adviser may not pursue actions or remedies that may be available to the Fund, as a result of legal and regulatory requirements or otherwise.

These potential issues are examples of conflicts that Goldman Sachs (including the Investment Adviser) will face in situations in which the Funds, and Goldman Sachs (including the Investment Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Investment Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Investment

Adviser) may determine to rely on information barriers between different Goldman Sachs (including the Investment Adviser) business units or portfolio management teams. Goldman Sachs (including the Investment Adviser) may determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Funds, the Funds could sustain losses during periods in which Goldman Sachs (including the Investment Adviser) and other Accounts (including Accounts sponsored, managed or advised by the Investment Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. The negative effects described above may be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of the Funds, may enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates, and may (but is under no obligation or other duty to) cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Funds, due to the relative amount of market savings obtained by the Accounts. Principal, cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law.

Goldman Sachs May Act in Multiple Commercial Capacities

To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Funds or issuers of securities held by the Funds, including issuers whose securities are components of one or more indices, such as the Indexes, that are created and operated by Goldman Sachs. Goldman Sachs may be entitled to compensation in connection with the provision of such services and the operation of the Indexes that are tracked by the Funds, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services may take commercial steps in its own interests, or may advise the parties to which it is providing services to take actions or engage in transactions, that negatively affect the Funds. For example, Goldman Sachs may advise a company to make changes to its capital structure the result of which would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Funds. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. In addition, due to its access to and knowledge of funds, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds. Goldman Sachs may also provide various services to companies in which the Funds have an interest, or to the Funds, which may result in fees, compensation and remuneration as well as other benefits, to Goldman Sachs. Such fees, compensation and remuneration may be substantial. Providing such services to the Funds and companies in which the Funds invest may enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

Goldman Sachs’ activities on behalf of its clients may also restrict investment opportunities that may be available to the Funds. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that may be potential investment opportunities for the Funds. There may be circumstances in which the Funds are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Funds. Goldman Sachs may also represent creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs may serve on creditor or equity committees. These actions, for which Goldman Sachs may be compensated, may limit or preclude the flexibility that the Funds may otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “—Management of the Funds by the Investment Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds” below.

Subject to applicable law, the Investment Adviser may cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law a Fund may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or may make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by a Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Fund will not be entitled to compensation as a result of this enhanced profitability.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs may make loans to, or enter into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that may (or may not) be secured by publicly or privately held securities or other assets, including a client’s Fund shares as described above. Some of these borrowers may be public or private companies, or founders, officers or shareholders in companies in which the Funds (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Funds. In connection with its rights as lender, Goldman Sachs may act to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. The borrower’s actions may in turn adversely affect the Funds (e.g., if the borrower liquidates a large position in a security that is held (directly or indirectly) by one or more Funds, among other potential adverse consequences, the value of such security may decline rapidly and the Funds may in turn decline in value or may be unable to liquidate their positions in such security at an advantageous price or at all). In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.

Code of Ethics and Personal Trading

Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Funds, and may also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Funds. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Proxy Voting by the Investment Adviser

The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds

The Investment Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by the Investment Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it may give to such clients or commercial arrangements or transactions that may be undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). The Investment Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Funds due to Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.

In addition, the Investment Adviser may restrict, limit or reduce the amount of a Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Investment Adviser, or on other Accounts, or where exceeding a threshold is prohibited or may result in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations may arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that could have a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that would cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that may cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations.

When faced with the foregoing limitations, Goldman Sachs may avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Investment Adviser or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce a Fund’s interest in, or restrict a Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies may be able to acquire an interest in the investment opportunity. The Investment Adviser may determine not to engage in certain transactions or activities which may be beneficial to the Funds because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors.

The Investment Adviser is not permitted to use material non-public information in effecting purchases and sales in public securities transactions for the Funds. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Funds, including as a result of information held by Goldman Sachs (including the Investment Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Funds. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company.

Furthermore, the Investment Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations that the Funds may be subject to). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. These economic and trade sanctions, and the application by the Investment Adviser of its compliance program in respect thereof, may restrict or limit the Funds’ investment activities.

The Investment Adviser may also limit transactions and activities on behalf of the Funds for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, or where such activity or transaction on behalf of or in respect of the Funds could affect Goldman Sachs, the Investment Adviser, an Account or their activities.

In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will also be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund may be required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearinghouses and other venues, or may be required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue may result in the Investment Adviser and/or the Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents may be required, or may determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines including through electronic delivery platforms; however, the Investment Adviser may determine to cause the sale of certain assets for the Fund rather than make certain required disclosures, and such sale may be at a time that is inopportune from a pricing or other standpoint.

Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Funds’ activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Funds and not other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.

Brokerage Transactions

The Investment Adviser may select broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. Subject to applicable law, the Investment Adviser may pay for such brokerage and research services with “soft” or commission dollars.

Subject to applicable law, brokerage and research services may be used to service the Funds and any or all other Accounts, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds. The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Trades by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so appropriate and in the interests of its clients generally and may elect block trade treatment when available. In addition, under certain circumstances trades for the Funds may be aggregated with Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Funds’ relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by separate portfolio management teams, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with trades in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated trades than on trades for Funds that are not aggregated, and incur lower transaction costs on netted trades than trades that are not netted. The Investment Adviser is under no obligation or other duty to aggregate or net for particular trades. Where transactions for a Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the trades been aggregated or netted. Aggregation and netting of trades may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts.

Affiliated Indexes

The Investment Adviser and its affiliates may develop, own and operate stock market and other indexes (each, an “Index”) based on investment and trading strategies developed by the Investment Adviser or its affiliates (“Investment Adviser Strategies”). Some of the Funds seek to track the performance of the Indexes. The Investment Adviser may, from time to time, manage Accounts that invest in the Funds. In addition, the Investment Adviser manages Accounts which track the same Indexes used by the Funds or which are based on the same, or substantially similar, Investment Adviser Strategies that are used in the operation of the Indexes and the Funds. The operation of the Indexes, the Funds and the Accounts in this manner may give rise to potential conflicts of interest.

For example, Accounts that track the same Indexes used by the Funds may engage in purchases and sales of securities prior to when the Index and the Funds engage in similar transactions because such Accounts may be managed and rebalanced on an ongoing basis, whereas the Funds’ portfolios are only rebalanced on a periodic basis corresponding with the rebalancing of the Index. These differences may result in the Accounts having more favorable performance relative to that of the Index and the Funds or other Accounts that track the Index. Other potential conflicts include the potential for unauthorized access to Index information, allowing Index changes that benefit the Investment Adviser or other Accounts and not the investors in the Funds, and the manipulation of Index pricing to present the performance of the Funds, or tracking ability, in a preferential light.

The Investment Adviser has adopted policies and procedures that are designed to address potential conflicts that may arise in connection with the Investment Adviser’s operation of the Indexes, the Funds and the Accounts. The Investment Adviser has established certain information barriers and other policies to address the sharing of information between different businesses within the Investment Adviser, including with respect to personnel responsible for maintaining the Indexes and those involved in decision-making for the Funds. In addition, as described above in “—Code of Ethics and Personal Trading,” the Investment Adviser has adopted a Code of Ethics.

To the extent it is intended that a Fund track an Index, the Fund may not match, and may vary substantially from, the Index for any period of time. A Fund that tracks an Index may purchase, hold and sell securities at times when a non-Index fund would not do so. The Investment Adviser does not guarantee that any tracking error targets will be achieved. Funds tracking an Index may be negatively impacted by any errors in the Index, either as a result of calculation errors, inaccurate data sources or otherwise. The Investment Adviser does not guarantee the timeliness, accuracy and/or completeness of an Index and the Investment Adviser is not responsible for errors, omissions or interruptions in the Index (including when the Investment Adviser or an affiliate acts as the Index provider) or the calculation thereof (including when the Investment Adviser or an affiliate acts as the calculation agent).

CREATIONS AND REDEMPTIONS

The Trust issues and sells shares of the Funds only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). The following table sets forth the number of Shares of each Fund that constitute a Creation Unit for such Fund:

Fund	Creation Unit Size
Goldman Sachs Access High Yield Corporate Bond ETF	50,000
Goldman Sachs Access Investment Grade Corporate Bond ETF	50,000

In its discretion, the Investment Adviser reserves the right to increase or decrease the number of a Fund’s Shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of a Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Funds is each day the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open, including any day that a Fund is required to be open under Section 22(e) of the Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from large institutional investors who have entered into agreements with the Funds’ Distributor (“Authorized Participants”) to create or redeem Creation Units will only be accepted on a Business Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than a Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV. The Trust reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Fund Deposit

The consideration for purchase of Creation Units generally consists of cash. When permitted or required by a Fund, the consideration for purchase of Creation Units may consist of Deposit Securities and the Cash Component. Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The portfolio of securities required may, in certain limited circumstances (such as in connection with pending changes to a Fund’s Index), be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares.

The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BNYM, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business (subject to amendments) on the Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of each Deposit Security and the amount of the Cash Component (or cash deposit) to be included in the current Fund Deposit (based on information at the end of the previous Business Day).

The Deposit Securities and Cash Component are subject to any adjustments, as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities and Cash Component is made available.

With respect to each Fund, the composition of the Deposit Securities and the amount of the Cash Component may also change in response to adjustments to the weighting or composition of the component securities of such Fund’s Index.

The Trust may require the substitution of an amount of cash (a “cash-in-lieu” amount) to replace any Deposit Security of a Fund that is a non-deliverable instrument. The amount of cash contributed will be equivalent to the price of the instrument listed as a Deposit Security. The Trust reserves the right to permit or require the substitution of a “cash-in-lieu” amount to be added to replace any Deposit Security that is a to-be-announced (“TBA”) transaction, that may not be available in sufficient quantity for delivery, that may not be eligible for trading by a Participating Party (defined below), that may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or that may not be eligible for transfer through the systems of the Depository Trust Company (“DTC”) or the Federal Reserve System for U.S. Treasury securities. The Trust also reserves the right to permit or require a “cash-in-lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities from an investor to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The Trust may permit a “cash-in-lieu” amount for any reason at the Trust’s sole discretion but is not required to do so. With respect to a Fund, the adjustments to the proportions of Deposit Securities described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Fund’s Index or resulting from stock splits and other corporate actions.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e. a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a participant of DTC (“DTC Participant”) and must have executed an agreement with the Distributor (and accepted by the Transfer Agent), with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of its nominee for the account of a DTC Participant.

Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of a Fund must be received by the Transfer Agent no later than the closing time of the regular trading session of the Exchange (“Order Cutoff Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of shares of such Fund as next determined after receipt of an order in proper form. Orders requesting substitution of a “cash-in-lieu” amount or a cash deposit (collectively, “Non-Standard Orders”), must be received by the Transfer Agent no later than 3:00 p.m., Eastern time. On days when the Exchange closes earlier than normal (such as the day before a holiday), the Funds require standard orders to create Creation Units to be placed by the earlier closing time and Non-Standard Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Non-Standard Orders until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an Authorized Participant.

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Trust.

Those persons placing orders for Creation Units should ascertain any deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component. Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process.

Orders to create Creation Units of a Fund may be placed through the Clearing Process utilizing procedures applicable for domestic securities (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to foreign securities (“Foreign Fund”) (see “—Placement of Creation Orders Outside Clearing Process—Foreign Fund”).

Placement of Creation Orders Using Clearing Process

Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of a Fund need not be a Participating Party, but such orders must state that the creation of Creation Units will be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust and the delivery of the Cash Component (if applicable) directly to the Transfer Agent through the Federal Reserve wire system, in each case no later than 11:00 a.m. Eastern time, on the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. An order to create Creation Units of a Fund is deemed received by the Transfer Agent, and approved by the Distributor on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cutoff Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion, such order will be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the first Business Day following the day on which the creation order is deemed received by the Transfer Agent and approved by the Distributor.

Additional transaction fees may be imposed in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Fund

The Transfer Agent will inform the Distributor, the Investment Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. The Custodian will cause the subcustodian of the Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the Settlement Date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below. The “Settlement Date” for the Fund is generally the second Business Day following the Transmittal Date.

Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Investment Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

The Trust and the Distributor reserve the absolute right to reject or revoke acceptance of a creation order transmitted to it in respect to a Fund, for example if: (i) the order is not in proper form in accordance with the procedures set forth in the Participant Agreement; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of such Fund; (iii) acceptance of the Fund Deposit would have certain adverse tax consequences to such Fund; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (v) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners of such Fund; or (vi) in the event that circumstances outside the control of the Trust, the Transfer Agent, the Distributor or the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, DTC, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. Neither the Trust, the Transfer Agent, the Distributor nor the Investment Adviser are under any duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Use of Eligible Securities List

In connection with certain cash creations, the Investment Adviser may place purchase orders for a Fund’s portfolio transactions through the use of an “Eligible Securities List.” The Eligible Securities List would be compiled by the Investment Adviser and would consist of securities that the Investment Adviser would consider purchasing on a given business day as part of the representative sampling strategy for a Fund, and may also include certain information about risk and other characteristics of the securities that the Investment Adviser would consider purchasing. The securities on the Eligible Securities List may not be current holdings of a Fund. Following close of trading on the prior business day and prior to the commencement of trading on the given business day, the Investment Adviser would post the Eligible Securities List on a Fund’s website and disseminate the Eligible Securities List to market makers and Authorized Participants for the Fund. A market maker or Authorized Participant may contact the Investment Adviser prior to or after submission of a cash creation order regarding the possible sale of securities from the Eligible Securities List to a Fund. Once a cash creation order is received by a Fund, the Investment Adviser would have the discretion to purchase securities from the Eligible Securities List from a market maker or Authorized Participant, or to purchase securities in the open market.

Creation Transaction Fee

No fixed creation transaction fee will be assessed on a creation transaction.

In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed a variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Investment Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Investment Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. See “Portfolio Transactions and Brokerage” for additional information regarding certain cash creation transactions.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through a DTC Participant who has executed a Participant Agreement. The Funds will not redeem Shares in amounts less than Creation Units (except each Fund may redeem Shares in amounts less than a Creation Unit in the event such Fund is being liquidated). Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

With respect to each Fund, BNYM, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund’s securities and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. A Fund’s securities received on redemption (“Fund Securities”) may include, with respect to the Fund, securities in different proportions than securities of the Index or may include securities not currently represented in the Index. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash only redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as announced on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, the Trust will substitute a “cash-in-lieu” amount to replace any Fund Security that is a non-deliverable instrument. The Trust may permit a “cash-in-lieu” amount for any reason at the Trust’s sole discretion but is not required to do so. The amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and each Fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that (i) the short interest of a Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund Shares on a Business Day represent 25% or more of the outstanding Shares of the Fund, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Redemption Transaction Fee

The basic redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request, in the following amounts:

Fund	Redemption Transaction Fee
Goldman Sachs Access High Yield Corporate Bond ETF	$500
Goldman Sachs Access Investment Grade Corporate Bond ETF	$500

An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate each applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Investment Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Investment Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. See “Portfolio Transactions and Brokerage” for additional information regarding certain cash redemption transactions. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. From time to time, all or a portion of a Fund’s basic redemption transaction fee may be waived at the sole discretion of the Investment Adviser, including in connection with an Authorized Participant’s redemption of seed capital invested in a Fund or where an Authorized Participant is engaged in certain customized creation and redemption basket activity that is designed to benefit a Fund by facilitating index tracking in a tax efficient manner (i.e., to minimize the realization of capital gains).

Placement of Redemption Orders

Orders to redeem Creation Units of a Fund must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund need not be a Participating Party, but such orders must state that redemption of Creation Units of the Fund will be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund is deemed received by BNYM, and accepted by the Distributor on the Transmittal Date if (i) such order is received by BNYM not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to BNYM no later than 11:00 a.m. Eastern time on such Settlement Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Redemption Orders Outside Clearing Process—Foreign Fund

Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the Settlement Date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Regular Foreign Holidays. The Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two Business Days (“T+2”). The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T + 2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future. Because the portfolio securities of the Fund may trade on days that the Fund’s Exchange is closed or on days that are not Business Days for the Fund, Authorized Participants may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Calendar Year 2017

CANADA
January 1	May 22	September 4	December 26
February 20	July 3	October 9
April 14	August 7	December 25

Calendar Year 2018

CANADA
January 1	May 21	September 3	December 26
February 19	July 2	October 8
March 30	August 6	December 25

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the Financial Industry Regulatory Authority (“FINRA”). Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of a Fund’s Prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact the financial intermediary through which you hold your shares.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of such Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in such Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The portfolio transactions for the Funds are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with the Funds as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Investment Adviser shall attempt to obtain the most favorable execution and net price available. The Management Agreement provides that, on occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which an Investment Adviser or an affiliate acts as Investment Adviser), the Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits the Investment Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to a Fund. Brokerage and research services furnished by firms through which a Fund effects its securities transactions may be used by the Investment Adviser in servicing other accounts and not all of these services may be used by the Investment Adviser in connection with the Fund generating the brokerage credits. Such research or other services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. The fees received under the Management Agreement are not reduced by reason of the Investment Adviser receiving such brokerage and research services.

Such services are used by the Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. The Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Adviser. The Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations– even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) of the Securities Act of 1934 and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable the Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. Each Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.

When creation or redemption transactions consist of cash, the transactions may require a Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities or sales of Fund Securities (as defined above), as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creation or redemption baskets in cash rather than in-kind.

Specifically, following a Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or affiliated broker-dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that such Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order, which will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

An Authorized Participant is required to deposit an amount with a Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than such Fund’s valuation of the Deposit Securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to such Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.

An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund’s valuation of the Fund Securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to a Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).

Since the Goldman Sachs Access Investment Grade Corporate Bond ETF was recently organized, it did not pay brokerage commissions during fiscal years ended August 31, 2015 and August 31, 2016. For the fiscal year ended August 31, 2017, the Fund paid approximate brokerage commissions as follows:

Fiscal Year Ended August 31, 2017	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected Through Brokers Providing Research	Brokerage Commissions Paid to Brokers Providing Research
Goldman Sachs Access Investment Grade Corporate Bond ETF	$0	$0	$0	$0	$0

Since the Goldman Sachs Access High Yield Corporate Bond ETF was not in operation as of August 31, 2017, it did not pay brokerage commissions during the last three fiscal years.

Subject to the above considerations, the Investment Adviser may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

See “Custodian, Sub-Custodians and Provider of Administrative Services” for information regarding foreign exchange transaction services and execution of trades in connection with certain creation and redemption transactions.

DETERMINATION OF NET ASSET VALUE

In accordance with procedures adopted by the Trustees, the NAV per share of a Fund’s Shares is calculated by the Fund’s provider of administrative services by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are generally valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern time), or such other times as the NYSE or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close.

For the purpose of calculating the NAV of a Fund, investments are valued under valuation procedures established by the Trustees. Portfolio securities for which market quotations are readily available are valued via electronic feeds from a recognized pricing service to the custodian bank/provider of administrative services containing quotations reflecting the midpoint of bid quotations and ask prices. Securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to be inaccurate, will be valued based on mid-price broker quotations. Although not required, quotations from a pricing service or broker-dealer are typically verified via a second pricing source. However, second source pricing may not be available with respect to certain credit instruments in which a Fund invests. Securities for which the custodian bank/provider of administrative services is unable to obtain an external price as provided above or with respect to which the Investment Adviser believes an external price does not reflect accurate market values, will be valued by the Investment Adviser in good faith under valuation procedures established by the Trustees. Other securities are valued as follows: (i) overnight repurchase agreements will be valued at cost; (ii) term repurchase agreements (i.e., those whose maturity exceeds seven days) and swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least one dealer; (iii) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and asked quotations supplied by at least one independent dealer in such contracts); (iv) exchange-traded options and futures contracts will be valued by the custodian bank/provider of administrative services at the last sale price on the exchange where such contracts and options are principally traded if accurate quotations are readily available; and (v) over-the-counter options will be valued by a broker identified by the portfolio manager/trader.

Other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where a Fund’s provider of administrative services is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board of Trustees may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.

The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; trading limits; or suspensions.

Fair valuation involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

The proceeds received by a Fund and each other series of the Trust from the issue or sale of its Shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund or particular series and constitute the underlying assets of the Fund or series. The underlying assets of a Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to a Fund and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Fund except where allocations of expenses can otherwise be fairly made.

The Funds rely on various sources to calculate their NAVs. Therefore, each Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.

SHARES OF THE TRUST

Each Fund is a series of Goldman Sachs ETF Trust, a Delaware statutory trust formed on December 16, 2009.

The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of September 5, 2017, the Trustees have authorized the issuance of one class of shares of each Fund (“Shares”). Additional series may be added in the future.

Each Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund and all expenses of the Fund are borne at the same rate by each class of shares. In addition, the fees and expenses set forth below for Shares may be subject to fee waivers or reimbursements, as discussed more fully in the Funds’ Prospectus.

Certain aspects of the Shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued for the consideration described in the Funds’ Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, shareholder servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Funds available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.

The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each Share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust states that the Trust shall continue without limitation of time but, Trustees may without Shareholder approval (i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association, or corporation, or to a separate series of shares thereof, organized under the laws of any state, which trust, partnership, association, or corporation is an open-end management investment company as defined in the Investment Company Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock, or other ownership interests of such trust, partnership, association, or corporation or of a series thereof; or (ii) at any time, sell and convert into money all of the assets of the Trust or any affected series.

The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge, reorganize or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

Shareholder and Trustee Liability

Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who collectively hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

The following are certain additional U.S. federal income tax considerations generally affecting a Fund and the purchase, ownership and disposition of shares of the Fund that are not described in the Prospectus. The discussions below and in the Prospectus are only summaries and are not intended as substitutes for careful tax planning. They do not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on December 29, 2017 which are subject to change. Future changes in tax laws may adversely impact a Fund and its shareholders.

Fund Taxation

Each Fund is treated as a separate taxable entity and has either elected or will elect to be treated and intends to qualify for each of its taxable years as a regulated investment companies under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

There are certain tax requirements that each Fund must follow if it is to avoid federal taxation. In its efforts to adhere to these requirements, each Fund may have to limit its investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) a Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) a Fund diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, such Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

If a Fund complies with the foregoing provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions — there can be no assurance that a Fund will avoid corporate-level tax in each year.

Each Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. Each Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements, from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, and its distributions to shareholders will generally be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

To avoid a 4% federal excise tax, a Fund must generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of 98% of its taxable ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. Each Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of a Fund’s distributions to shareholders. The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, caps and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, a Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with the Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments, which may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to that loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of a Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

Each Fund’s investment, if any, in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause the Fund to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For a Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.

Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by a Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.

If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that will ameliorate these adverse tax consequences, but those elections will require a Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. A Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

If a Fund invests in certain REITs or in real estate mortgage investment conduit residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on a Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.

Taxable U.S. Shareholders – Distributions

For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by a Fund, if any, from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund’s ex-dividend date and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of a Fund’s distributions that otherwise qualify for these lower rates may be reduced as a result of the Fund’s securities lending activities, hedging activities or a high portfolio turnover rate.

Distributions reported to shareholders as derived from a Fund’s dividend income, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of a Fund’s hedging activities, securities lending activities or a high portfolio turnover rate. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce such shareholder’s tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain), if reported as such to shareholders, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions, if any, that are in excess of a Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders—Sale of Shares

When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below.

Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. If a Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Foreign Taxes

The Goldman Sachs Access High Yield Corporate Bond ETF anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If more than 50% of the Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may file an election with the IRS pursuant to which the shareholders of the Fund will be required (1) to report as dividend income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by those shareholders, and (2) to treat those respective pro rata shares as foreign income taxes paid by them, which they can claim either as a foreign tax credit, subject to applicable limitations, against their U.S. federal income tax liability or as an itemized deduction. (Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although those shareholders will be required to include their share of such taxes in gross income if the foregoing election is made by the Fund.)

If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by the Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of the Fund may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund even if the election is made by the Fund.

Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that the Fund files the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources. If the Fund cannot or does not make this election, it may deduct its foreign taxes in computing the amount it is required to distribute.

Non-U.S. Shareholders

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by a Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by a Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Under a provision recently made permanent by Congress, non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by a Fund. It is expected that each Fund will generally make designations of short-term gains and long-term gains, to the extent permitted, but such Fund does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 28% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their Fund shares.

Withholding of U.S. tax (at a 30% rate) is required with respect to payments of dividends and (effective January 1, 2019) certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, a Fund.

Backup Withholding

Backup withholding may be required at a rate up to 28% with respect to distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Creation Units

As a result of U.S. federal income tax requirements, the Trust on behalf of each Fund, has the right to reject an order for a creation of shares if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of such Fund and if, pursuant to Section 351 of the Code, such Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creations and Redemptions.”

State and Local Taxes

Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of a Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.

FINANCIAL STATEMENTS

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Goldman Sachs Access Investment Grade Corporate Bond ETF Annual Report, are hereby incorporated herein by reference. The audited financial statements in the Fund’s Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other portions of the Fund’s Annual Report are incorporated herein by reference. A copy of the Goldman Sachs Access High Yield Corporate Bond ETF’s Annual Report (when available) and the Goldman Sachs Access Investment Grade Corporate Bond ETF’s Annual Report may be obtained upon request and without charge by writing Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606 or by calling 1-800-621-2550.

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the applicable Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser have developed customized proxy voting guidelines (the “Guidelines”) that they generally apply when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with each Investment Adviser’s guiding principles.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receive from the Proxy Service.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that they may purchase or hold for client accounts, which can affect the applicable Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser make on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between each Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on or through the Funds’ website at www.gsamfunds.com without charge and on the SEC’s website at www.sec.gov.

PAYMENTS TO INTERMEDIARIES

The Investment Adviser, Distributor (upon direction of a Fund or the Investment Adviser) and/or their affiliates may make payments to intermediaries from time to time to promote the sale, distribution and/or servicing of shares of a Fund (each, an “Intermediary”). Certain payments (“Additional Payments”) are made out of the Investment Adviser’s, and/or its affiliates’ own assets (which may come directly or indirectly from fees paid by a Fund), are not an additional charge to the Fund or its shareholders, and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund receives as proceeds from such purchases. Although paid by the Investment Adviser, Distributor (upon direction of a Fund or the Investment Adviser), and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Fund to the Intermediaries as described in the Fund’s Prospectus and this SAI.

The Additional Payments are intended to compensate Intermediaries for, among other things: marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. The Investment Adviser, Distributor (upon direction of a Fund or the Investment Adviser) and/or their affiliates may also make payments to Intermediaries for certain printing, publishing and mailing costs associated with such Fund or materials relating to exchange-traded funds in general and/or for the provision of analytical or other data to GSAM or its affiliates relating to sales of Fund shares. In addition, the Investment Adviser, Distributor (upon direction of a Fund or the Investment Adviser) and/or their affiliates may make payments to Intermediaries that make Fund shares available to their clients or for otherwise promoting such Fund, including through provision of consultative services to GSAM or its affiliates relating to marketing of the Fund and/or sale of Fund shares.

These Additional Payments may be significant to certain Intermediaries, and may be an important factor in an Intermediary’s willingness to support the sale of a Fund through its distribution system.

The Investment Adviser and/or its affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of Intermediaries and the retention of those investments by those clients. To the extent Intermediaries sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Investment Adviser benefits from the incremental management and other fees paid by the Fund with respect to those assets.

In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser and/or its affiliates. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling. The Intermediary may not pay for these products or services. The cost of the Additional Services and the particular services provided may vary from Intermediary to Intermediary.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including a Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one fund sponsor makes greater distribution payments than another, an Intermediary may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary receives more distribution assistance for one share class versus another, that Intermediary may have an incentive to recommend that share class. Because Intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary to purchase or sell Shares of a Fund.

Your Intermediary may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not described above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Adviser and/or its affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.

OTHER INFORMATION

Portfolio Holdings Disclosure

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings. The policy provides that neither a Fund nor its Investment Adviser or any agent or employee thereof will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. The Board of Trustees of the Trust must approve all material amendments to this policy.

Each Fund’s complete portfolio holdings are publicly disseminated each day such Fund is open for business through financial reporting and news services, including the Funds’ publicly accessible Internet website (http://www.gsamfunds.com). In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

As described above under “Creations and Redemptions,” following close of trading on a business day and prior to the commencement of trading on the next business day, the Investment Adviser may post an Eligible Securities List on the Funds’ website and disseminate the Eligible Securities List to market makers and Authorized Participants for the Funds. Such Eligible Securities List would consist of securities that the Investment Adviser would consider purchasing on such next business day as part of the representative sampling strategy for each Fund and may also include certain information about risk and other characteristics of the securities that the Investment Adviser would consider purchasing.

Information that is not publicly available as set forth above may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department.

Miscellaneous

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

Corporate Actions

From time to time, the issuer of a security held in a Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that a Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of a Fund’s investment portfolio.

In cases where a Fund or the Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If a Fund or the Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of a Fund’s investment portfolio.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of November 30, 2017, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of each Fund were as follows:

Fund	Name/Address	Percentage of Shares
Goldman Sachs Access High Yield Corporate Bond ETF	JP Morgan Securities, LLC, 383 Madison Avenue, New York, NY 10179	61.24%
	Merrill Lynch, Pierce, Fenner & Smith Inc., 101 Hudson Street, Jersey City, NJ 07302	30.34%
Goldman Sachs Access Investment Grade Corporate Bond ETF	U.S. Bank N.A., 1555 North River Center, Suite 210, Milwaukee, WI 53212-3958	57.97%
	JPMorgan Chase Bank, National Association, 14201 Dallas Parkway, Chase International Plaza, Dallas, TX 75254-2916	28.96%
	JP Morgan Securities, LLC, 383 Madison Avenue, New York, NY 10179	7.83%

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

2-A

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-3” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated “R-4” is speculative. “R-4” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-4” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated “R-5” is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated “R-5” may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

3-A

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

4-A

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).

“CCC” – For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).

“CC” – For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).

“C” – For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).

“RD” – Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

5-A

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation.

Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

6-A

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

7-A

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B

GSAM PROXY VOTING GUIDELINES SUMMARY

Effective April 2017

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A.	U.S. proxy items:

1.	Operational Items	page 2-B
2.	Board of Directors	page 2-B
3.	Executive Compensation	page 4-B
4.	Director Nominees and Proxy Access	page 6-B
5.	Shareholder Rights and Defenses	page 6-B
6.	Mergers and Corporate Restructurings	page 7-B
7.	State of Incorporation	page 7-B
8.	Capital Structure	page 7-B
9.	Environmental, Social, Governance (ESG) Issues	page 8-B

B.	Non-U.S. proxy items:

1.	Operational Items	page 10-B
2.	Board of Directors	page 11-B
3.	Compensation	page 12-B
4.	Board Structure	page 13-B
5.	Capital Structure	page 13-B
6.	Mergers and Corporate Restructurings & Other	page 14-B
7.	Environmental, Social, Governance (ESG) Issues	page 15-B

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75% of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than five public operating and/or holding company boards;

•	Are CEOs or CFOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•	The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and

•	The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

2-B

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent chairman or lead director in cases of a classified board and members of appropriate committee are not up for re-election). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•	At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent “key” committees (audit, compensation and nominating committees); or

•	Established, disclosed governance guidelines.

3-B

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•	The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.	Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•	GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. total shareholder return and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

4-B

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity;

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

•	Long-term equity-based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

5-B

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.	Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background of the nomination, in cases where there is a shareholder nomination;

•	Qualifications of director nominee(s);

•	Strategic plan related to the nomination and quality of critique against management;

•	Number of boards on which the director nominee already serves; and

•	Likelihood that the board will be productive as a result.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and

•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

When evaluating companies that adopted proxy access either proactively or in response to a shareholder proposal, GSAM will take into account the factors listed above. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights and Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

6-B

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or

•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8.	Capital Structure

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

7-B

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

9.	Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:

1)	employee labor and safety policies;

2)	impact on the environment of the company’s production or manufacturing operations;

3)	societal impact of products manufactured;

4)	risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5)	overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•	If the company has implemented or formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether the industry is a material contributor to global GHG emissions and company disclosure is lacking;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

8-B

•	The feasibility of reduction of GHGs given the company’s product line and current technology; and

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

9-B

Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

10-B

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

11-B

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

12-B

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

13-B

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructurings and Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

14-B

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7.	Environmental, Social, Governance (ESG) Issues

Please refer to page 8-B for our current approach to these important topics.

15-B

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Certificate of Trust of the Registrant dated December 16, 2009 (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-200933, filed May 4, 2015)

	(2)	Amended and Restated Declaration of Trust dated April 16, 2015 (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-200933, filed May 4, 2015)

	(3)	Amended Schedule A dated December 8, 2017 to the Amended and Restated Agreement and Declaration of Trust dated April 16, 2015, to be filed by amendment

(b)	By-laws dated December 18, 2014 (incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s registration statement, SEC File No. 333-200933, filed May 4, 2015)

(c)	Not applicable.

(d)	(1)	Management Agreement between Registrant and Goldman Sachs Asset Management, L.P. (with respect to ActiveBeta® Emerging Markets Equity ETF) (incorporated by reference from Pre-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed September 11, 2015)

	(2)	Form of Management Agreement between Registrant and Goldman Sachs Asset Management, L.P. (with respect to ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF) (incorporated by reference from Post-Effective Amendment No. 10 to the Trust’s registration statement, SEC File No. 333-200933, filed May 25, 2016)

	(3)	Form of Amended Annex A to the Management Agreement between Registrant and Goldman Sachs Asset Management, L.P. (with respect to Access Emerging Markets Local Currency Bond ETF, Access High Yield Corporate Bond ETF, Access Investment Grade Corporate Bond ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF, Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF and TreasuryAccess 0-1 Year ETF) (incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s registration statement, SEC File No. 333-200933, filed November 9, 2017)

(e)	(1)	Distribution Agreement between Registrant and ALPS Distributors, Inc. (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

	(2)	Form of Amendment to Distribution Agreement between Registrant and ALPS Distributors, Inc. (incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s registration statement, SEC File No. 333-200933, filed November 9, 2017)

(f)	Not applicable.

(g)	(1)	Custody Agreement dated April 5, 2011 between Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 279 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

	(2)	Letter Amendment to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

	(3)	Letter Amendment dated October 20, 2015 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 518 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed January 15, 2016)

	(4)	Amendment dated January 6, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 523 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

	(5)	Amendment dated March 1, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Tax-Exempt Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 559 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed May 20, 2016)

	(6)	Amendment dated June 13, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Hedge Industry VIP ETF) (incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

	(7)	Amendment dated August 29, 2016 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs TreasuryAccess 0-1 Year ETF) (incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

	(8)	Amendment dated April 5, 2017 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Access Emerging Markets Local Currency Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF and Goldman Sachs Access Investment Grade Corporate Bond ETF) (incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

	(9)	Amendment dated May 10, 2017 to the Custodian Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Equal Weight U.S. Large Cap Equity ETF) (incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s registration statement, SEC File No. 333-200933, filed December 22, 2017)

(h)	(1)	Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon (incorporated by reference from Pre-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed September 11, 2015)

	(2)	Form of Authorized Participant Agreement (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

	(3)	Fund Administration and Accounting Agreement dated April 5, 2011 between Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 279 to the Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed April 28, 2011)

	(4)	Letter Amendment to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

	(5)	License Agreement between the Trust and Goldman Sachs Asset Management, L.P. (incorporated by reference from Pre-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed September 11, 2015)

	(6)	Letter Amendment dated October 20, 2015 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed February 8, 2016)

	(7)	Amendment dated January 6, 2016 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (incorporated by reference from Post-Effective Amendment No. 523 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed January 29, 2016)

	(8)	Amendment dated March 1, 2016 to the Fund Administration and Accounting Agreement dated April 5, 2011 between Registrant, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and The Bank of New York Mellon (Goldman Sachs Financial Square Tax-Exempt Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund) (incorporated by reference from Post-Effective Amendment No. 559 to Goldman Sachs Trust’s registration statement, SEC File No. 33-17619, filed May 20, 2016)

	(9)	Expense Limitation Agreement between Registrant and Goldman Sachs Asset Management, L.P. relating to Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (incorporated by reference from Post-Effective Amendment No. 72 to the Trust’s registration statement, SEC File No. 333-200933, filed July 6, 2017)

(i)	Opinion and Consent of Dechert LLP, filed herewith

(j)	Consent of PricewaterhouseCoopers LLP, filed herewith

(k)	Not applicable.

(l)	Subscription Letter related to Initial Capital provided by The Goldman Sachs Group, Inc. (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

(m)	Distribution and Service Plan (incorporated by reference from Pre-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed September 11, 2015)

(n)	Not applicable.

(p)	(1)	Code of Ethics – Goldman Sachs ETF Trust (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

	(2)	Code of Ethics – Goldman Sachs Asset Management, L.P. (incorporated by reference from Pre-Effective Amendment No. 2 to the Trust’s registration statement, SEC File No. 333-200933, filed August 7, 2015)

	(3)	Code of Ethics – ALPS Distributors, Inc. (incorporated by reference from Pre-Effective Amendment No. 3 to the Trust’s registration statement, SEC File No. 333-200933, filed September 11, 2015)

(q)	(1)	Powers of Attorney for James A. McNamara, Scott M. McHugh, Joseph F. DiMaria, Caroline Dorsa, Linda A. Lang, Michael Latham and Lawrence W. Stranghoener (incorporated by reference from Post-Effective Amendment No. 57 to the Trust’s registration statement, SEC File No. 333-200933, filed May 18, 2017)

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Article VII, Section 7.5 of the Amended and Restated Declaration of Trust of the Registrant, a Delaware statutory trust, provides for indemnification of the Trustees, officers and employees of the Registrant by the Registrant, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a).

Section 6 of the Distribution Agreement between the Registrant and Distributor dated March 26, 2015, provides that the Registrant will indemnify Distributor against certain liabilities, subject to certain conditions. A copy of the Distribution Agreement is incorporated by reference as Exhibit (e), to the Registrant’s Registration Statement.

Fund and trustees and officers liability policies purchased by the Registrant, Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and serves as investment adviser to the Registrant. GSAM is engaged in the investment advisory business. GSAM is part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM. Information about the officers and partners of GSAM is included in their Form ADV filed with the Commission (registration number 801-37591) and is incorporated herein by reference.

Item 32. Principal Underwriters

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Barings Funds Trust, BBH Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Mutual Funds, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds Trust, DBX ETF Trust, Elevation ETF Trust, ETFS Trust, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, IVY NextShares Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Northern Lights Fund Trust (on behalf of the 13D Activist Fund), NorthStar Real Estate Capital Income Fund, NorthStar Real Estate Capital Income Fund-ADV, NorthStar Real Estate Capital Income Fund-T, NorthStar/Townsend Institutional Real Estate Fund, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, USCF ETF Trust, USCF Mutual Funds Trust, Wasatch Funds, WesMark Funds, Westcore Trust, and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund

Edmund J. Burke	Director	None

Jeremy O. May	President, Director	None

Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None

Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None

Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None

Randall D. Young**	Secretary	None

Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None

Douglas W. Fleming**	Assistant Treasurer	None

Steven Price	Senior Vice President, Chief Compliance Officer	None

Liza Orr	Vice President, Senior Counsel	None

Jed Stahl	Vice President, Senior Counsel	None

Josh Eihausen	Vice President, Associate Senior Counsel	None

Troy A. Duran	Senior Vice President, Chief Financial Officer	None

James Stegall	Vice President	None

Gary Ross	Senior Vice President	None

Kevin Ireland	Senior Vice President	None

Mark Kiniry	Senior Vice President	None

Tison Cory	Vice President, Intermediary Operations	None

Stephen J. Kyllo	Vice President, Deputy Chief Compliance Officer	None

Hilary Quinn	Vice President	None

Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) Not applicable.

Item 33. Location of Accounts and Records

The Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records will be in the physical possession of GSAM, 200 West Street, New York, New York 10282. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be in the physical possession of The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 94 under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 94 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 22nd day of December, 2017.

GOLDMAN SACHS ETF TRUST
(A Delaware statutory trust)

By:	/s/ Caroline L. Kraus
Caroline L. Kraus
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

[1]James A. McNamara	President (Chief Executive Officer) and Trustee	December 22, 2017
James A. McNamara

[1]Scott M. McHugh	Treasurer, Senior Vice President and Principal Financial Officer	December 22, 2017
Scott M. McHugh

[1]Joseph F. DiMaria	Principal Accounting Officer	December 22, 2017
Joseph F. DiMaria

[1]Caroline Dorsa	Trustee	December 22, 2017
Caroline Dorsa

[1]Linda A. Lang	Trustee	December 22, 2017
Linda A. Lang

[1]Michael Latham	Trustee	December 22, 2017
Michael Latham

[1]Lawrence W. Stranghoener	Chairman and Trustee	December 22, 2017
Lawrence W. Stranghoener

By:	/s/ Caroline L. Kraus
Caroline L. Kraus,
Attorney-In-Fact

[1]	Pursuant to powers of attorney previously filed.

CERTIFICATE

The undersigned Secretary for Goldman Sachs ETF Trust (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on May 17, 2017.

RESOLVED, that the Trustees and Officers of the Trust who may be required to execute any amendments to the Trust’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing James A. McNamara, Caroline L. Kraus and Robert Griffith, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act and the 1940 Act of the Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or may have caused to be done by virtue hereof.

Dated: December 22, 2017

/s/ Caroline L. Kraus
Caroline L. Kraus,
Secretary

EXHIBIT INDEX

(i)	Opinion and Consent of Dechert LLP

(j)	Consent of PricewaterhouseCoopers LLP